                                                                     EXHIBIT 4.1

                             GREENWOOD TRUST COMPANY

                      Master Servicer, Servicer and Seller

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee

                       on behalf of the Certificateholders

                                   ----------

                                SERIES SUPPLEMENT

                           Dated as of March 10, 1999
                                       to

                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1993

                                   ----------

                        $500,000,000 Class A Certificates

                        $26,316,000 Class B Certificates

                          DISCOVER CARD MASTER TRUST I

                           SERIES 1999-2 CERTIFICATES

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                            Page
                                                                                                                            ----
SERIES TERM SHEET .............................................................................................................1
ANNEX..........................................................................................................................1
SECTION 1. Definitions.........................................................................................................1
SECTION 2. Subordination......................................................................................................30
SECTION 3. Representations and Warranties of the Sellers......................................................................30
SECTION 4. Representations and Warranties of Greenwood as Master Servicer and Servicer.  .....................................30
SECTION 5. Representations and Warranties of Other Servicers..................................................................31
SECTION 6. Representations and Warranties of the Trustee......................................................................31
SECTION 7. Authentication of Certificates.....................................................................................31
SECTION 8. Establishment and Administration of Investor Accounts and the Credit Enhancement Account...........................31
SECTION 9. Allocations of Collections.........................................................................................37
SECTION 10. Payments..........................................................................................................50
SECTION 11. Credit Enhancement................................................................................................58
SECTION 12. Alternative Credit Support Election...............................................................................60
SECTION 13. Calculation of Investor Losses....................................................................................61
SECTION 14. Servicing Compensation............................................................................................62
SECTION 15. Class Interest Rate Caps..........................................................................................62
SECTION 16. Class Interest Rate Swaps.........................................................................................64
SECTION 17. Class Currency Swaps..............................................................................................64
SECTION 18. Investor Certificateholders' Monthly Statement....................................................................66
SECTION 19. Master Servicer's Monthly Certificate.............................................................................66
SECTION 20. Notices.  ........................................................................................................66
SECTION 21. Additional Amortization Events....................................................................................63
SECTION 22. Early Accumulation Events; Additional Amortization Events.........................................................65
SECTION 23. Purchase of Investor Certificates and Series Termination..........................................................70
SECTION 24. Variable Accumulation Period......................................................................................71
SECTION 25. Optional Accumulation Period Commencement.........................................................................72
SECTION 26. Series Yield Factor...............................................................................................72
SECTION 27. Ratification of Pooling and Servicing Agreement...................................................................72
SECTION 28. Counterparts......................................................................................................72
SECTION 29. Governing Law.....................................................................................................72


                                    EXHIBITS

EXHIBIT A:       Form of Investors Certificates

EXHIBIT B:       Form of Certificateholders' Monthly Statement

EXHIBIT C:       Form of Master Servicer's Monthly Certificate

                          DISCOVER CARD MASTER TRUST I
                           SERIES 1999-2 CERTIFICATES

     This Series of Master Trust Certificates is established pursuant to Section
6.06 of that certain Pooling and Servicing Agreement, dated as of October 1, 1993, as amended, by and between GREENWOOD TRUST COMPANY, a Delaware banking corporation ("Greenwood"), as Master Servicer, Servicer and Seller and U.S. BANK NATIONAL ASSOCIATION (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) (the "Trustee"), as Trustee (the "Pooling and Servicing Agreement"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among the Master Servicer, the Servicers, the Sellers and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement"). The Pooling and Servicing Agreement and this Series Supplement together establish the Series of Master Trust Certificates to be known as the DISCOVER CARD MASTER TRUST I, SERIES 1999-2 CERTIFICATES.

                               SERIES TERM SHEET


Date of Series Term Sheet                                                       March 10, 1999.

Group                                                                           One.

Series Initial Investor Interest                                                $526,316,000

Class Initial Investor Interest of each Class of
Investor Certificates                                                           Class A - $500,000,000.

                                                                                Class B - $26,316,000.

Class  Initial  Foreign  Currency  Investor  Interest
of each Class of Investor Certificates                                          Class A - Not applicable.


                                                                                Class B - Not applicable.

Class A Expected Final Payment Date                                             The Distribution Date in April 2002.

Class B Expected Final Payment Date                                             The Distribution Date in May 2002.

Type of Structure                                                               Bullet Maturity.

Certificate Rates                                                               Class A  - 5.90% per annum, calculated on
                                                                                the basis of a 360-day year of twelve 30-day
                                                                                months (or, in the case of accrual of
                                                                                interest for the period from and
                                                                                including the Series Closing Date to but
                                                                                excluding the April 1999 Distribution
                                                                                Date, calculated on the basis of the
                                                                                number of days elapsed and a 360-day
                                                                                year, assuming the month of March has 30
                                                                                days).

                                                                                Class B - 6.10% per annum, calculated on
                                                                                the basis of a 360-day year of twelve
                                                                                30-day months (or, in the case of
                                                                                accrual of interest for the period from
                                                                                and including the Series Closing


                                                                                Date to but excluding the April 1999
                                                                                Distribution Date, calculated on the
                                                                                basis of the number of days elapsed and
                                                                                a 360-day year, assuming the month of
                                                                                March has 30 days).

Monthly Amortization Rate                                                       Not applicable.

Prepayment Calculation Table                                                    Not applicable.

Prepayment Determination Date                                                   Not applicable.

Foreign Currency Certificate Rates                                              Class A - Not applicable.

                                                                                Class B - Not applicable.

Class Cap Rate                                                                  Not applicable.

Class Maximum Rate                                                              Not applicable.

Class Interest Rate Swap                                                        Class A - Not applicable.

                                                                                Class B - Not applicable.

Interest Rate Swap Counterparty                                                 Not applicable.

Class Currency Swap                                                             Class A - Not applicable.

                                                                                Class B - Not applicable.

Currency Swap Counterparty                                                      Not applicable.

Currency Swap Downgrade Trigger                                                 Not applicable.

Minimum Investor Certificate Ratings                                            Class A - Not applicable.

                                                                                Class B - Not applicable.

Currency Swap Dollar Escrow Account                                             Not applicable.

Class Foreign Currency Distribution Account                                     Not applicable.

Foreign Depository                                                              Not applicable.

Foreign Currency                                                                Not applicable.

Foreign Business Day                                                            Not applicable.

Escrow Agent                                                                    Not applicable.

Escrow Agreement                                                                Not applicable.



Initial Exchange Date                                                           Not applicable.

Second Exchange Date                                                            Not applicable.

LIBOR Determination Date                                                        Not applicable.

Series Yield Factor                                                             Initially zero, but may be increased pursuant to
                                                                                Section 26.

Series Cut-Off Date                                                             March 1, 1999.

Series Closing Date                                                             March 10, 1999.

Date from which Interest for First Interest
Payment Date Shall Accrue                                                       Series Closing Date.

Distribution Dates                                                              April 15, 1999 and the 15th day of each
                                                                                calendar month thereafter (or, if such
                                                                                day is not a Business Day, the next
                                                                                succeeding Business Day).

Interest Payment Dates                                                          The 15th day of each April and October
                                                                                (or, if such day is not a Business Day,
                                                                                the next succeeding Business Day),
                                                                                commencing in October 1999, and with
                                                                                respect to the Class B Certificates, on
                                                                                the Class B Expected Final Payment Date
                                                                                (or monthly under certain
                                                                                circumstances).

Statement Dates                                                                 Each Distribution Date, commencing in April
                                                                                1999.

Principal Payment Date                                                          Not applicable.

Interest Calculation Dates                                                      Not applicable.

Accumulation Commencement Date                                                  Not applicable.

Accumulation Period                                                             Unless an Amortization Event shall have
                                                                                occurred prior thereto, the period
                                                                                commencing on the Principal Commencement
                                                                                Date and ending on the earliest to occur
                                                                                of (x) the payment in full of the Series
                                                                                Invested Amount, (y) the Amortization
                                                                                Commencement Date, and (z) the Series
                                                                                Termination Date.

Accumulation Amount                                                             (a) Through the Class A Expected Final
                                                                                Payment Date, the greater of (i)
                                                                                $41,666,666.67 and (ii) if the Master
                                                                                Servicer elects to delay commencement of
                                                                                the Accumulation Period in


                                                                                accordance with Section 24, the Class A
                                                                                Initial Investor Interest divided by the
                                                                                number of Distribution Dates from the
                                                                                commencement of the Accumulation Period
                                                                                through and including the Class A
                                                                                Expected Final Payment Date, and (b)
                                                                                thereafter, $26,316,000.

Principal Commencement Date                                                     The first day of the Due Period related
                                                                                to the May 2001 Distribution Date (or
                                                                                such later Distribution Date as the
                                                                                Master Servicer may elect in accordance
                                                                                with Section 24).

Revolving Period                                                                From the Series Cut-Off Date to but
                                                                                excluding the earlier to occur of (i)
                                                                                the Principal Commencement Date, and
                                                                                (ii) the Amortization Commencement Date.

Controlled Liquidation Period                                                   Not applicable.

Early Accumulation Period                                                       Not applicable.

Type of Credit Enhancement                                                      Cash collateral account.

Stated Shared Credit Enhancement Amount                                         There shall be no Shared Credit Enhancement.

Stated Class B Credit Enhancement Amount                                        $21,052,640.

Credit Enhancement Provider                                                     Collectively, the one or more lenders
                                                                                making a loan in order to provide the
                                                                                initial funds on deposit in the Credit
                                                                                Enhancement Account, or any successor
                                                                                provider of the Credit Enhancement.

Maximum Shared Credit Enhancement Amount                                        There shall be no Shared Credit Enhancement.

Maximum Class B Credit Enhancement Amount                                       On any Distribution Date (a) prior to the making of
                                                                                an Effective Alternative Credit Support Election,
                                                                                the greater of (i) $5,263,160 and (ii) (x) if a
                                                                                Supplemental Credit Enhancement Event has not
                                                                                occurred, an amount equal to 4.0% of the Series
                                                                                Investor Interest as of the last day of the related
                                                                                Due Period, or (y) if a Supplemental Credit
                                                                                Enhancement Event has occurred, an amount equal to
                                                                                5.0% of the Series Investor Interest as of the last
                                                                                day of the related Due Period or (b) subsequent to
                                                                                the making of an Effective Alternative Credit
                                                                                Support Election, the greater of (i) $5,263,160 and
                                                                                (ii) an amount equal to 8.5% of the Series Investor
                                                                                Interest as of the last day of the related Due
                                                                                Period;


                                                                                provided, however, that if an
                                                                                Amortization Event with respect to the
                                                                                Series established hereby occurs, the
                                                                                Maximum Class B Credit Enhancement
                                                                                Amount for each Distribution Date
                                                                                thereafter shall equal the Maximum Class
                                                                                B Credit Enhancement Amount for the
                                                                                Distribution Date immediately preceding
                                                                                the occurrence of the Amortization
                                                                                Event; and provided, further, that if a
                                                                                Credit Enhancement Drawing has been
                                                                                made, until such time as the Available
                                                                                Class B Credit Enhancement Amount has
                                                                                been reinstated in an amount at least
                                                                                equal to the amount of such Credit
                                                                                Enhancement Drawing, the Maximum Class B
                                                                                Credit Enhancement Amount shall be the
                                                                                Maximum Class B Credit Enhancement
                                                                                Amount as of the date of such Credit
                                                                                Enhancement Drawing.


Total Maximum Credit Enhancement Amount                                         On any Distribution Date, the Maximum
                                                                                Class B Credit Enhancement Amount for
                                                                                such Distribution Date.


Additional Credit Support Amount                                                The lesser of (x) (i) $23,684,220  prior to the
                                                                                occurrence of a Supplemental Credit Enhancement
                                                                                Event or (ii) $18,421,060 following the
                                                                                occurrence of a Supplemental Credit Enhancement
                                                                                Event and (y) the difference between the Maximum
                                                                                Class B Credit Enhancement Amount (after giving
                                                                                effect to an Alternative Credit Support
                                                                                Election) and the Available Class B Credit
                                                                                Enhancement Amount (immediately before giving
                                                                                effect to the Alternative Credit Support
                                                                                Election).

Supplemental Credit Enhancement Amount                                          The lesser of (x) (i)  $5,263,160  prior to
                                                                                the occurrence of an Alternative Credit Support
                                                                                Election or (ii) zero following the occurrence
                                                                                of an Alternative Credit Support Election and
                                                                                (y) the difference between the Maximum Class B
                                                                                Credit Enhancement Amount (after giving effect
                                                                                to the occurrence of a Supplemental Credit
                                                                                Enhancement Event) and the Available Class B
                                                                                Credit Enhancement Amount (immediately before
                                                                                giving effect to the occurrence of a
                                                                                Supplemental Credit Enhancement Event).

Initial Subordinated Amount                                                     $44,736,860.


Additional Subordinated Amount                                                  $26,315,800.

Supplemental Subordinated Amount                                                Zero.

Series Buffer Amount                                                            Zero.

Group Buffer Amount                                                             Zero.

Investor Servicing Fee Percentage                                               2.0% per annum calculated on the basis of a
                                                                                360-day year of twelve 30-day months.

Supplemental Servicing Fee Percentage                                           Zero.

Amount of Additional Funds                                                      Initially, zero.

Eligible for Reallocations to and from Other
Series in Group                                                                 Yes.

Series Termination Date                                                         The first Business Day following the Distribution
                                                                                Date in October 2004.

Estimated Investment Shortfall                                                  On any date of determination, the positive
                                                                                difference, if any, between (i) the Certificate
                                                                                Rate for the Class for whose benefit the amounts
                                                                                on deposit in the Series Principal Funding
                                                                                Account are held as of such date of
                                                                                determination and (ii) the weighted average
                                                                                yield (expressed as a Money Market Yield) on the
                                                                                investments in the Series Principal Funding
                                                                                Account as of such date of determination.

Estimated Yield                                                                 On any date of determination, the Portfolio
                                                                                Yield for the immediately preceding Due Period
                                                                                less 2.00%.

Classes, if any, subject to Regulation S restrictions                           Not applicable.

Classes, if any, subject to ERISA restrictions                                  Class B.

Bearer Certificates                                                             Not applicable.

Registered Certificates                                                         Class A and Class B Certificates.

Class A Certificate                                                             Each certificate executed by the Sellers and
                                                                                authenticated by or on behalf of the Trustee,
                                                                                substantially in the form of Exhibit A-1.



Class B Certificate                                                             Each certificate executed by the Sellers and
                                                                                authenticated by or on behalf of the Trustee,
                                                                                substantially in the form of Exhibit A-2.

Temporary Global Certificate                                                    Not applicable.

Permanent Global Certificate                                                    Not applicable.

Technical Global Certificate                                                    Not applicable.

Class A Coupon                                                                  Not applicable.

Technical Global Coupon                                                         Not applicable.

Special Certificate                                                             Not applicable.

Monthly Payment Coupon                                                          Not applicable.

Notices                                                                         Not applicable.

Representative of the Managers                                                  Not applicable.

Listing Agent                                                                   Not applicable.

Principal Paying Agent                                                          Class A - Not applicable.

                                                                                Class B - Not applicable.

Paying Agents                                                                   Class  A and  Class B - the Corporate Trust Office
                                                                                of the Trustee.


        IN WITNESS WHEREOF, the Sellers, the Master Servicer, the Servicers and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       GREENWOOD TRUST COMPANY,
                                        as Seller, Master Servicer and Servicer


                                        /s/ John J. Coane
                                       -----------------------------------------
                                       John J. Coane
                                       Vice President, Chief Accounting Officer
                                       and Treasurer


                                       U.S. BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        /s/ Martha L. Sanders
                                       -----------------------------------------
                                       Martha L. Sanders
                                       Vice President

                                      ANNEX

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

         SECTION 1. Definitions

         (a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or a Class refer to the Series established hereby or a Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

         (b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

         "Accumulation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet; provided, however, that such amount may be adjusted pursuant to Section 24 or 25.

         "Accumulation Commencement Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Additional Credit Support Amount" shall have the meaning set forth in the Series Term Sheet.

         "Additional Subordinated Amount" shall have the meaning set forth in the Series Term Sheet.

         "Alternative Credit Support Election" shall mean an election made by the Sellers pursuant to Section 12.

         "Amortization Commencement Date" shall mean the date on which an Amortization Event is deemed to occur pursuant to Section 21 hereof.

         "Amortization Event" shall mean any event specified in Section 9.01 of the Pooling and Servicing Agreement or in Section 21 hereof.

         "Amortization Period" shall mean the period from, and including, the Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby and (ii) the Series Termination Date. The first Distribution Date of the Amortization Period shall be the Distribution Date in the calendar month following the Amortization Commencement Date.

         "Available Class B Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Class B Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Class B Credit Enhancement Amount on or since such immediately preceding Distribution Date, plus the amount of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Class B Credit Enhancement Amount pursuant to Section 9 plus, following an Effective Alternative Credit Support Election, the Additional Credit Support Amount and, plus, following a Supplemental Credit Enhancement Event, the Supplemental Credit Enhancement Amount; provided, however, that from and after the Fully Funded Date, if any, the Available Class B Credit Enhancement Amount shall equal zero.

         "Available Shared Credit Enhancement Amount," if applicable, shall mean, with respect to the first Distribution Date, the Stated Shared Credit Enhancement Amount, and, thereafter, shall mean the amount available to be drawn under the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount from time to time, which on any date of determination shall be equal to the Available Shared Credit Enhancement Amount for the immediately preceding Distribution Date minus the amount of all Credit Enhancement Drawings with respect to the Available Shared Credit Enhancement Amount on or since such immediately preceding Distribution Date, and plus the amounts of all payments made to the Trustee as administrator of the Credit Enhancement with respect to the Available Shared Credit Enhancement Amount pursuant to Section 9.

         "Available Subordinated Amount," if there is a Subordinate Class with respect to Class A, shall mean, on a Distribution Date, the sum of

                           (a) (i) with respect to the first Distribution Date, the Initial Subordinated Amount or (ii) with respect to any other Distribution Date, the Available Subordinated Amount after giving effect to all adjustments on the prior Distribution Date; and

                           (b) the amount of Series Excess Servicing;

as such amount may be (x) reduced pursuant to the provisions of Section 9 to take into account (i) the amount of Class A and Class B Excess Servicing used to reimburse the Class A Cumulative Investor Charged-Off Amount, (ii) the amount of Class B Excess Servicing used to reduce the Class A Required Amount Shortfall,
(iii) the amount of the Class B Subordinated Payment and (iv) the amount of any reduction in the Class B Investor Interest resulting from the reimbursement of the Class A Cumulative Investor Charged-Off Amount, in each case for such Distribution Date, and (y) increased pursuant to the provisions of Section 9 to take into account the application of amounts on deposit in the Group Finance Charge Collections Reallocation Account (i) to reduce the Class B Required Amount Shortfall, (ii) to reduce the Class B Cumulative Investor Charged-Off Amount and (iii) to increase the Available Class B Credit Enhancement Amount, in each case for such Distribution Date; provided, however, that from and after the Fully Funded Date, if any, the Available Subordinated Amount will equal zero.

Upon the occurrence of a Supplemental Credit Enhancement Event, the Available Subordinated Amount will be increased by the Supplemental Subordinated Amount. In addition, on the first Distribution Date following an Effective Alternative Credit Support Election, the Available Subordinated Amount shall be increased by the Additional Subordinated Amount. In no event, however, shall the Available Subordinated Amount exceed (i) through the last Distribution Date preceding an Effective Alternative Credit Support Election, the Initial Subordinated Amount plus the Supplemental Subordinated Amount and (ii) thereafter, the sum of the Initial Subordinated Amount, the Supplemental Subordinated Amount and the Additional Subordinated Amount.

         "Calculation Period," if applicable, shall have the meaning specified in the applicable interest rate cap agreement.

         "Cedel" shall mean Cedel Bank, societe anonyme.

         "Certificate Interest" shall mean, for any Class for any Interest Payment Date, the product of (a) the Class Invested Amount for such Class for such Interest Payment Date and (b) a fraction the numerator of which is (1) with respect to each Class that has no Subclasses, the Certificate Rate for such Class or (2) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding the current Interest Payment Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve divided by the number of Distribution Dates from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date (or, in the case of the first Interest Payment Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the 15th day of the month in which current Interest Payment Date occurs, assuming 30-day months).

         "Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

         "Certificate Rate," with respect to any Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to such Class or Subclass, as such rate may be adjusted as of the beginning of each Interest Accrual Period, if applicable; provided, however, that the Certificate Rate for any Class or Subclass that does not have a fixed Certificate Rate shall not exceed the Class Cap Rate or Class Maximum Rate, as applicable, for such Class or Subclass; and provided, further, that any interest on the Investor Certificates (including any interest accrued with respect to any Class Deficiency Amount) shall be payable or distributed (i) with respect to a Class that is subject to a Class Currency Swap, to the Currency Swap Counterparty (or, in the event of a Currency Swap Termination, converted into Foreign Currency by the Trustee as described in Section 10) or (ii) with respect to a Class that is not subject to a Class Currency Swap, to the Investor Certificateholders, in each case, only to the extent permitted by applicable law.

         "Class Additional Funds," if applicable, shall mean, with respect to any Class for any Distribution Date, an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the sum of the Class Investor Interests for each Class of the Series established hereby and (ii) the amount of Series Additional Investor Funds, in each case for such Distribution Date.

         "Class Alternative Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equalled zero.

         "Class B Available Collections" shall mean, if there is a Subordinated Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of (i) Class B Available Finance Charge Collections for such Distribution Date and (ii) Class B Principal Collections for such Distribution Date.

         "Class B Available Finance Charge Collections" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, an amount equal to the sum of Class B Finance Charge Collections, Class B Yield Collections, if any, Class B Investment Income, if any, for the related Due Period and Class B Additional Funds for such Distribution Date (less Class B Excess Servicing).

         "Class Cap Rate," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the rate that is specified as such in the Series Term Sheet and in the Class Interest Rate Cap with respect to such Class or Subclass.

         "Class Charge-Off Reimbursement Amount" shall mean, with respect to any Class with respect to any Distribution Date, the total amount by which the Class Cumulative Investor Charged-Off Amount for such Class is reduced on such Distribution Date pursuant to Section 9.

         "Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the sum of the Class Investor Charged-Off Amounts for such Class for all preceding Due Periods that have not been reimbursed pursuant to Section 9 prior to such Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date, as adjusted pursuant to Section 9 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

         "Class Currency Swap," if any, shall mean, with respect to a Class or Subclass, the currency swap agreement or other currency protection agreement for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Currency Swap Counterparty, or any Replacement Class Currency Swap or Qualified Substitute Class Currency Swap.

         "Class Currency Swap Termination Account," if any, shall have the meaning set forth in Section 8.

         "Class Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the amount, if any, by which (a) the sum of (i) Certificate Interest for such Class accrued since the immediately preceding Payment Date,
(ii) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which Investor Losses for such Class equalled zero and (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (iii) the Class Deficiency Amount on the immediately preceding Payment Date, and (iv) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (A) a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for the relevant Due Periods and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve and
(B) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds (b) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account pursuant to Section 10(a)(2)(A).

         "Class Excess Servicing" shall mean, with respect to each Class, on any Distribution Date, the positive difference, if any, between (i) the sum of Class Finance Charge Collections for the related Due Period, Class Yield Collections for the related Due Period, if any, Class Investment Income for the related Due Period, if any, and Class Additional Funds for such Distribution Date, if any, and (ii) the Class Required Amount.

         "Class Expected Final Payment Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

         "Class Final Maturity Date" with respect to each Class, if applicable, shall mean the date designated as such in the Series Term Sheet.

         "Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and
(y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable; provided, however, that Class Finance Charge Collections for each Class shall be increased by the lesser of (i) the amount of Class Investment Shortfall for such Class and (ii) an amount equal to the product of the total amount of Finance Charge Collections otherwise allocable to Greenwood on behalf of the Holder of the Seller Certificate for the related Due Period and a fraction the numerator of which is the Class Invested Amount for such Class and the denominator of which is the Aggregate Invested Amount; and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class shall not, with respect to any such day, Distribution Date or Trust Distribution Date during the

Accumulation Period or the Early Accumulation Period, as applicable, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Accumulation Period or the Early Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such day, Distribution Date or Trust Distribution Date, as applicable.

         "Class Foreign Currency Certificate Interest," if applicable, shall mean, with respect to a Class that is subject to a Class Currency Swap, for any Interest Payment Date, the product of (x) the Class Foreign Currency Invested Amount with respect to the Distribution Date immediately preceding such Interest Payment Date and (y) a fraction the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is (i) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Interest Payment Date with respect to such Class (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding the current Interest Payment Date with respect to such Class or (ii) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve divided by the number of Distribution Dates from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date (or, in the case of the first Interest Payment Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Interest Payment Date, assuming 30-day months).

         "Class Foreign Currency Certificate Rate," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Class Foreign Currency Distribution Account," if any, shall have the meaning set forth in Section 8 and shall be established at the bank specified in the Series Term Sheet.

         "Class Foreign Currency Interest Shortfall," if applicable, shall have the meaning set forth in Section 10.

         "Class Foreign Currency Invested Amount," if applicable, shall mean, with respect to a Class for any Distribution Date, an amount equal to the Class Foreign Currency Initial Investor Interest minus the sum of (a) the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class prior to such Distribution Date, (b) the aggregate amount of Investor Losses of such Class not reimbursed prior to such Distribution Date, converted into Foreign Currency at the Currency Swap Exchange Rate (or, following a Currency Swap Termination, multiplied by a fraction, the numerator of which is the Class Foreign Currency Invested Amount on the immediately preceding Distribution Date minus the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class subsequent to such Distribution Date and the denominator of which is the Class Invested

Amount) and (c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable, converted into Foreign Currency at the Currency Swap Exchange Rate (or, following a Currency Swap Termination, multiplied by a fraction, the numerator of which is the Class Foreign Currency Invested Amount on the immediately preceding Distribution Date minus the aggregate amount of principal payments in Foreign Currency paid to the Certificateholders of such Class subsequent to such Distribution Date and the denominator of which is the Class Invested Amount).

         "Class Foreign Currency Modified Required Amount," if applicable, shall mean (i) on any Distribution Date prior to a Currency Swap Termination, the product of (a) the Class Modified Required Amount with respect to such Distribution Date, (b) the Currency Swap Exchange Rate and (c) a fraction the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is the Class Certificate Rate and (ii) on any Distribution Date following a Currency Swap Termination, the product of (a) the Class Modified Required Amount with respect to such Distribution Date, (b) a fraction, the numerator of which is the Class Foreign Currency Invested Amount for such Class for such Distribution Date and the denominator of which is the Class Invested Amount for such Class for such Distribution Date and (c) a fraction, the numerator of which is the Class Foreign Currency Certificate Rate and the denominator of which is the Class Certificate Rate.

         "Class Initial Investor Interest" shall mean, with respect to each Class, the aggregate face amount of Investor Certificates of such Class as specified in the Series Term Sheet.

         "Class Interest Rate Cap," if applicable, shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Interest Rate Cap Provider, or any Replacement Interest Rate Cap or Qualified Substitute Cap Arrangement.

         "Class Interest Rate Cap Payment" shall mean, with respect to a Class or Subclass that does not have a fixed or maximum Certificate Rate, with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Interest Rate Cap Provider with respect to the Class Interest Rate Cap for such Class or Subclass.

         "Class Interest Rate Swap," if applicable, shall mean, with respect to a Class or Subclass, the interest rate swap agreement or other interest rate protection agreement with respect to any Class or Subclass, dated on the Series Closing Date, between the Trust and the Swap Counterparty and any replacement or successor interest rate swap agreement or interest rate protection agreement.

         "Class Invested Amount" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a)(i) with respect to a Class that is subject to a Class Currency Swap, the aggregate amount of payments of Certificate Principal (in Dollars) deposited into the Currency Swap Dollar Escrow Account for payment to the Currency Swap Counterparty for the benefit of such Class, or, in the event of a Currency

Swap Termination, converted into Foreign Currency by the Trustee at the then prevailing spot exchange rate in New York for payment to the Investor Certificateholders of such Class or (ii) with respect to a Class that is not subject to a Class Currency Swap, the aggregate amount of payments of Certificate Principal paid to such Class of Investor Certificateholders, in each case prior to such Distribution Date, (b) the aggregate amount of Investor Losses of such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account, if applicable.

         "Class Investment Income" shall mean, with respect to any Class, income from the investment of funds on deposit in the Series Principal Funding Account for the benefit of such Class less Excess Income.

         "Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Accumulation Period or the Early Accumulation Period, if applicable, shall mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) (x) with respect to each Class that has no Subclasses, the Certificate Rate, or (y) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, in each case for the related Due Period, and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) Class Investment Income for the related Due Period.

         "Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the sum of (i) the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount and (ii) if there is a Subordinate Class with respect to Class A, with respect to Class B only, the sum of (a) the positive difference, if any, between (x) the Class B Subordinated Payment and (y) the amount of Class B Available Finance Charge Collections for the related Due Period and (b) the amount by which the Class A Cumulative Investor Charged-Off Amount is reduced by way of a reallocation of Class B Investor Interest pursuant to Section 9.

         "Class Investor Interest" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Invested Amount for such Class for such Distribution Date minus, if applicable, the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Principal Collections.

         "Class Maximum Rate," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

         "Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Monthly Deficiency Amount" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 10. The Class Monthly Deficiency Amount for each Class initially shall be zero.

         "Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period and (y) the amount of the Investor Servicing Fee for the related Due Period.

         "Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date or any Trust Distribution Date, as applicable:

                  (a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest, in each case on the first day of the related Due Period; or

                  (b) when used with respect to Principal Collections prior to the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; or

                  (c) when used with respect to Principal Collections on and after the occurrence of a Fixed Principal Allocation Event, the percentage equivalent of a fraction, the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of a Fixed Principal Allocation Event and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Principal Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Principal Collections will equal zero; or

                  (d) when used with respect to Finance Charge Collections during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, and provided that an Effective Alternative Credit Support Election has been made, during the Early Accumulation Period or the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Finance Charge Collections will equal zero; or

                  (e) when used with respect to Finance Charge Collections during the Early Accumulation Period or the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Early Accumulation Event or an Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such Distribution Date or Trust Distribution Date, as applicable; provided, however, that from and after the Fully Funded Date, if any, the Class Percentage with respect to Finance Charge Collections will equal zero.

         "Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, an amount equal to the product of (x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

         "Class Required Amount" with respect to any Class on any Distribution Date, shall mean the sum of (i) the product of (a) the Class Invested Amount with respect to such Class for such Distribution Date and (b) a fraction, the numerator of which is the Certificate Rate for such Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Interest Calculation Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Distribution Date (if each Interest Payment Date is also a Distribution Date) or the Interest Calculation Date following the current Distribution Date (if each Interest Payment Date is not also a Distribution Date), assuming each month has 30 days), (ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for each Due Period subsequent to the immediately preceding Payment Date plus 2.00% per annum and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or
(y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, (iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero, (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equalled zero and (C) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

         "Class Required Amount Shortfall" with respect to any Class on any Distribution Date, shall have the meaning set forth in Section 9.

         "Class Subordinated Payment" shall mean, if there is a Subordinate Class with respect to Class A, with respect to any Distribution Date, the amount, if any, withheld from Class B Available Collections and paid to or for the benefit of the Class A Certificateholders pursuant to Section 9 on such Distribution Date.

         "Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

         "Class Yield Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Class Yield Percentage for such Class and the amount of Series Yield Collections for such day or the related Due Period, as applicable.

         "Class Yield Percentage" shall mean, with respect to any Class on any Distribution Date (i) during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, and, provided that an Effective Alternative Credit Support Election has been made, during the Early Accumulation Period or the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Class Investor Interest for such Class and the denominator of which shall be the Series Investor Interest, in each case as of the first day of the related Due Period; or (ii) during the Early Accumulation Period or the Amortization Period, provided that an Effective Alternative Credit Support Election has not been made, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest on the last day of the Due Period prior to the occurrence of an Early Accumulation Event or Amortization Event and the denominator of which shall be the sum of the Class Yield Percentages for each Class of the Series established hereby as of such Distribution Date.

         "Commercial Paper Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Commercial Paper Rate," if applicable, shall mean, with respect to any Commercial Paper Determination Date, the rate equal to the Money Market Yield on such Commercial Paper Determination Date of the rate for commercial paper having a maturity of 30 days as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, under the heading "Commercial Paper." In the event that such rate is not published on such date, then the Commercial Paper Rate will be the Money Market Yield on such date of the rate for Commercial Paper having a maturity of 30 days as published by the Federal Reserve Bank of New York in the daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If on such date the rate for commercial paper is not yet published in either H.15 (519) or Composite Quotations, the Commercial Paper Rate for such date shall be calculated by the Trustee and shall be the Money Market Yield of the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upward) of the offered rates, as of 11:00 a.m., New York City time, of three leading dealers of commercial paper in New York City selected by the Trustee on such date, for commercial paper having a maturity of 30 days placed for an industrial issuer whose bond rating is "AA" or the equivalent, from either Rating Agency. In the event that such rates are not available on such date, then the Commercial Paper Rate shall be the Money Market Yield of the rate for commercial paper so provided in a comparable source. The Commercial Paper Rate shall be determined by the Trustee.

         "Controlled Accumulation Amount" shall have the meaning set forth in the Series Term Sheet.

         "Controlled Liquidation Amount," if applicable, with respect to any Distribution Date related to the Controlled Liquidation Period, the Accumulation Period or the Early Accumulation Period shall mean, if applicable, an amount equal to the sum of the Liquidation Amount and any existing Deficit Liquidation Amount; provided, however, that the Controlled Liquidation Amount shall not be less than zero and shall not exceed an amount equal to the Series Invested Amount.

         "Controlled Liquidation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Counterparty Currency Swap Default," if applicable, shall mean, in the absence of a Trust Swap Default, the failure of the Currency Swap Counterparty to deposit into the Class Foreign Currency Distribution Account on behalf of the Certificateholders of a Class that is subject to a Class Currency Swap on the Foreign Business Day immediately preceding any Payment Date with respect to such Class (or within any applicable grace period specified in the Class Currency
Swap) the sum of (a) the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period and (b) if applicable, the product of (x) the amount of principal deposited into the Currency Swap Dollar Escrow Account and (y) the Currency Swap Exchange Rate (if such failure constitutes a default under the terms of the Class Currency Swap).

         "Credit Enhancement" shall mean any credit enhancement obtained by the Master Servicer in accordance with Section 11.

         "Credit Enhancement Account," if applicable, shall have the meaning set forth in Section 8.

         "Credit Enhancement Agreement" shall mean the Agreement among the Sellers, the Master Servicer, the Trustee and the Credit Enhancement Provider with respect to the Credit Enhancement.

         "Credit Enhancement Drawing" shall mean any drawing made under the Credit Enhancement.

         "Credit Enhancement Fee" shall mean, on any Distribution Date, the sum of all fees and interest payable to the Credit Enhancement Provider or the Trustee as administrator of the Credit Enhancement for the related Due Period pursuant to the Credit Enhancement Agreement.

         "Credit Enhancement Provider" shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Counterparty," if any, shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Dollar Escrow Account," if any, shall have the meaning set forth in Section 8 and shall be maintained at the Escrow Agent specified in the Series Term Sheet.

         "Currency Swap Downgrade Trigger," if any, shall have the meaning set forth in the Series Term Sheet.

         "Currency Swap Exchange Rate," if applicable, shall mean the fixed Foreign Currency-to-Dollar exchange rate specified in the Class Currency Swap.

         "Currency Swap Termination," if applicable, shall mean the termination of the Class Currency Swap (without the replacement thereof by a Replacement Class Currency Swap or a

Qualified Substitute Class Currency Swap Arrangement) prior to the payment in full of the Class Foreign Currency Invested Amount.

         "Deficit Accumulation Amount" shall mean, with respect to the first Distribution Date of the Accumulation Period, zero, and with respect to any other Distribution Date of the Accumulation Period, the amount, if any, by which the amount deposited into the Series Principal Funding Account on the preceding Distribution Date is less than the Controlled Accumulation Amount for such preceding Distribution Date.

         "Deficit Liquidation Amount" shall mean, with respect to the first Distribution Date relating to the Due Period commencing on the Principal Commencement Date, zero, and with respect to any subsequent Distribution Date, the amount, if any, by which the amount of Certificate Principal paid to the Investor Certificateholders on the preceding Distribution Date is less than the Controlled Liquidation Amount for such preceding Distribution Date.

         "Dollars" or "U.S.$" or "$" shall mean the lawful currency of the United States of America.

         "Drawing Date" shall mean the first Business Day preceding each Distribution Date.

         "Early Accumulation Commencement Date," if applicable, shall mean the date on which an Early Accumulation Event is deemed to occur.

         "Early Accumulation Event," if applicable, shall mean any event specified in Section 22 hereof.

         "Early Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Effective Alternative Credit Support Election" shall have the meaning specified in Section 12.

         "Escrow Agent," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Escrow Agreement," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Estimated Investment Shortfall," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Estimated Principal Distribution Amount," if applicable, shall mean, with respect to any date of determination during the Early Accumulation Period, an amount equal to the Series Principal Collections for the prior Distribution Date; provided, however, that such amount shall not exceed the Series Investor Interest as of such prior Distribution Date.

         "Estimated Yield," if applicable, shall have the meaning specified in the Series Term Sheet.

         "Excess Income" on any Distribution Date shall mean an amount equal to the excess, if any, of (a) interest and other income (net of investment expenses) on such Distribution Date with respect to the funds on deposit in the Series Principal Funding Account during the related Interest Period over (b) the amount on deposit in the Series Principal Funding Account in respect of Certificate Principal during such Interest Period multiplied by a fraction, the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for the Class for whose benefit the amounts on deposit in the Series Principal Funding Account are held during such Interest Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Fixed Principal Allocation Event" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the first Distribution Date during the Controlled Liquidation Period or the Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which an Early Accumulation Event or an Amortization Event with respect to the Series established hereby occurs; and (c) a date selected by the Master Servicer, if any. If the Master Servicer establishes a date for a Fixed Principal Allocation Event pursuant to clause (c) of the preceding sentence, the Master Servicer shall provide notification of such date to Greenwood on behalf of the Holder of the Seller Certificate, the Trustee, the Credit Enhancement Provider and the Rating Agencies no later than two Business Days prior to such date.

         "Foreign Business Day," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Foreign Currency," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Foreign Currency LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in Foreign Currency with a duration comparable to the relevant Interest Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in Foreign Currency are offered by major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of at least four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in Frankfurt am Main, selected by the Trustee, at approximately 11:00 a.m., Frankfurt am Main time, on that day for loans in Foreign Currency to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day.

         "Fully Funded Date," if applicable, shall mean the first Distribution Date on which the amount of funds on deposit in the Series Principal Funding Account (after giving effect to all deposits made on such date pursuant to Section 9) equals the Series Invested Amount for such Distribution Date (prior to any payments of principal on such date pursuant to Section 10); provided, however, that the Fully Funded Date shall only occur during the Early Accumulation Period.

         "Funded Credit Enhancement" shall mean any Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of the Trustee or a Qualified Institution for the benefit of the Investor Certificateholders of the Series established hereby, including, without limitation, a reserve account or a cash collateral account.

         "Group Available Principal Amount" shall mean, with respect to each Distribution Date, the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account pursuant to
Section 9(b)(35)).

         "Group Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Group Excess Spread" shall mean, for any Distribution Date, the sum of the Series Excess Spreads for each Series (including the Series established hereby) that is a member of the same Group as the Series established hereby, in each case for such Distribution Date.

         "Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 8.

         "Group Principal Allocation Event" shall mean the first Distribution Date, if any, on which (i) the sum of the amount of Series Principal Collections less the amount of Series Yield Collections for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is not in its Early Accumulation Period or its Amortization Period is less than (ii) the Group Required Principal Amount for such Distribution Date.

         "Group Principal Collections Reallocation Account" shall have the meaning specified in Section 8.

         "Group Required Principal Amount" shall mean, with respect to the Group of which the Series established hereby is a member, for any Distribution Date, the sum of the Series Required Principal Amounts for such Distribution Date for each Series that is a member of such Group and that is in its Controlled Liquidation Period or Accumulation Period, as applicable.

         "Initial Credit Enhancement" shall mean the Credit Enhancement first obtained by the Master Servicer pursuant to Section 11.

         "Initial Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

         "Interest Calculation Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

         "Interest Period" shall mean each period from and including a given Distribution Date to but excluding the next following Distribution Date commencing with the earlier to occur of (i) the first Distribution Date of the Early Accumulation Period or (ii) the first Distribution Date of the Accumulation Period.

         "Interest Rate Cap Provider," if any, shall mean the entity listed as the Interest Rate Cap Provider in the Series Term Sheet, in its capacity as obligor under the Class Interest Rate Caps, or if any Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements are obtained pursuant to
Section 15, the obligor with respect to such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements.

         "Interest Rate Swap Counterparty," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Distribution Account, the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account and, if applicable, the Class Foreign Currency Distribution Account, the Currency Swap Dollar Escrow Account and the Class Currency Swap Termination Account.

         "Investor Loss" with respect to each Class, shall mean the amount of any reduction in the Class Invested Amount with respect to such Class pursuant to Section 13(b) and, in the event the Receivables are sold pursuant to Section 12.01(b) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the product of (x) a fraction, the numerator of which is the Class Investor Interest and the denominator of which is the Aggregate Investor Interest and (y) the net proceeds of such sale.

         "Investor Servicing Fee" shall mean, with respect to any Distribution Date, an amount equal to the product of the Investor Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest).

         "Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

         "LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day. If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of at least four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day.

         "LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in the City of London, England and in New York, New York are not required or authorized by law to be closed.

         "LIBOR Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Liquidation Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Maximum Class B Credit Enhancement Amount" shall have the meaning set forth in the Series Term Sheet.

         "Maximum Shared Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

         Money Market Yield       =        D x 360  x    100
                                           -------
                                           360 - (D x M)
where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the related Interest Accrual Period.

         "Monthly Amortization Rate," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Net Swap Payment," if applicable, shall mean, with respect to any Class that is subject to a Class Interest Rate Swap, on any Distribution Date, the positive difference, if any, between (i) the amount owed by the Trust to the Interest Rate Swap Counterparty under the Class Interest Rate Swap on such Distribution Date and (ii) the amount owed by the Interest Rate Swap Counterparty to the Trust under the Class Interest Rate Swap on such Distribution Date.

         "Net Swap Receipt," if applicable, shall mean, with respect to any Class that is subject to a Class Interest Rate Swap, on any Distribution Date, the positive difference, if any, between (i) the amount owed by the Interest Rate Swap Counterparty to the Trust under the Class Interest Rate Swap on such Distribution Date and (ii) the amount owed by the Trust to the Interest Rate Swap Counterparty under the Class Interest Rate Swap on such Distribution Date.

         "Non-U.S. Holder," shall mean any person who, as to the United States, is a non-resident alien individual, a foreign corporation, a foreign estate, a foreign trust or a foreign partnership, as such terms are defined in the Internal Revenue Code of 1986, as amended.

         "Payment Date" shall mean any Interest Payment Date and any Class Expected Final Payment Date.

         "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which shall be the sum of (i) the amount of Finance Charge Collections received during such Due Period, (ii) the amount of Series Yield Collections for each Series then outstanding for such Due Period and (iii) the amount of Series Additional Funds for each Series then outstanding for such Due Period, and the denominator of which shall be the total amount of Principal Receivables in the Trust as of the first day of such Due Period.

         "Prepayment Calculation Table," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Prepayment Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Principal Commencement Date" shall mean the date designated as such in the Series Term Sheet.

         "Principal Distribution Amount" shall mean, with respect to any Distribution Date occurring in (i) the Accumulation Period, the Controlled Accumulation Amount, (ii) the Controlled Liquidation Period, the Controlled Liquidation Amount, (iii) the Early Accumulation

Period, the Series Investor Interest, or (iv) in the Amortization Period, the Series Investor Interest.

         "Principal Distribution Amount Shortfall" with respect to any Distribution Date in the Accumulation Period, the Controlled Liquidation Period or the Amortization Period, as applicable, shall have the meaning set forth in
Section 9.

         "Principal Payment Date" shall mean, if applicable, each date designated as such in the Series Term Sheet.

         "Qualified Credit Enhancement Provider" shall mean, (i) if the Credit Enhancement is not Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements are set forth in the Series Term Sheet if the Initial Credit Enhancement is not Funded Credit Enhancement, or (ii) if the Initial Credit Enhancement is Funded Credit Enhancement, an institution that meets the Qualified Credit Enhancement Provider Rating Requirements established by each Rating Agency, which requirements will be established by the Rating Agencies at the time, if any, that the Master Servicer elects to replace the Initial Credit Enhancement with Credit Enhancement that is not Funded Credit Enhancement (or, in either case, such lesser requirements as the applicable Rating Agency shall allow); provided, however, that in the event the Master Servicer elects to obtain Credit Enhancement that is not Funded Credit Enhancement and is unable after the exercise of its best efforts to obtain from a Qualified Credit Enhancement Provider as so defined such Credit Enhancement with respect to which the representations set forth in Section 11(a) shall be true, the term "Qualified Credit Enhancement Provider" shall mean a Person who satisfies such requirements except that its long-term unsecured debt rating by any nationally recognized rating agency may be lower than that set forth in such requirements, but shall not be lower than the highest credit rating of any Person who otherwise satisfies said requirements and from whom the Master Servicer is able to obtain such a Credit Enhancement.

         "Qualified Substitute Cap Arrangement," if any, shall have the meaning specified in Section 15.

         "Qualified Substitute Currency Swap Counterparty," if any, shall mean an institution substituted in place of the then-current Currency Swap Counterparty under a Class Currency Swap, and that otherwise satisfies the conditions set forth in Section 16.

         "Qualified Substitute Class Currency Swap Arrangement," if any, shall have the meaning specified in Section 16.

         "Reimbursed Loss Event" shall mean, with respect to each Class for any Distribution Date, the occurrence of the reimbursement of Investor Losses pursuant to Section 13(c) with respect to such Class on such Distribution Date such that the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero.

         "Reimbursed Loss Interest" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses that have not been reimbursed pursuant to Section 13(c) prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Reimbursed Loss Interest Gross-up Amount" shall mean, for any Class for any Distribution Date, an amount equal to the product of (i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the actual Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the Interest Calculation Date in the preceding calendar month to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

         "Replacement Class Interest Rate Cap," if any, shall mean an interest rate cap agreement or other interest rate protection having substantially the same terms and conditions as the Class Interest Rate Cap that it replaces, and otherwise satisfying the conditions set forth in Section 15.

         "Replacement Class Currency Swap," if any, shall mean a currency swap agreement or other currency swap protection having substantially the same terms and conditions as the Class Currency Swap that it replaces, and otherwise satisfying the conditions set forth in Section 16.

         "Replacement Class Currency Swap Counterparty," if any, shall mean an institution that succeeds to the interest of or otherwise replaces the then-current Currency Swap Counterparty under a Class Currency Swap, and otherwise satisfies the conditions set forth in Section 16.

         "Representative of the Managers," if any, shall have the meaning set forth in the Series Term Sheet.

         "Required Daily Deposit" shall mean, if applicable, with respect to each Servicer, an amount equal to:

         (a) during the Revolving Period and the Accumulation Period or the Controlled Liquidation Period, as applicable, the sum of

                  (x)(1) during the Revolving Period, an amount equal to the sum of (i) the sum of the Class Finance Charge Collections and the Class Yield Collections for each Class for such day and (ii) the amount of Class B Principal Collections for such day; minus the sum of the Class B Yield Collections for such day and all accrued but unfunded Class A Monthly Servicing Fees; or

                  (2) during the Accumulation Period or the Controlled Liquidation Period, as applicable, an amount equal to the sum of (i) the amount set forth in clause (1) above and (ii)(A) until the aggregate amount deposited during such Due Period pursuant to this clause (ii) equals the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the related Distribution Date, the amount of Class A Principal Collections for such day less the amount of Class A Yield Collections for such day and (B) thereafter, zero provided, however, that with respect to any day on which the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the related Distribution Date can not be determined, the aggregate amount to be deposited for such Due Period shall be the Controlled Accumulation Amount or the Controlled Liquidation Amount, as applicable, for the Distribution Date preceding the related Distribution Date; plus

                  (y) the positive difference, if any, between

                           (1) the product of the Class A Percentage for the
                  related Distribution Date with respect to Principal Collections and the amount of Principal Collections received during the Due Period through and including such day, less the product of the Class A Yield Percentage and the amount of Series Yield Collections received during the Due Period through and including such day, and less any amounts deposited into the Collections Account during the Due Period through and including such day pursuant to clause (x)(2)(ii)(A) above or previously deposited during such Due Period pursuant to this clause (y) and

                           (2) the positive difference, if any, between (i) an
                  amount equal to (A) the aggregate amount of Principal Receivables in the Trust as of such day multiplied by a fraction the numerator of which shall be the Series Initial Investor Interest and the denominator of which shall be sum of the Series Initial Investor Interest for each Series then outstanding minus (B) the Series Investor Interest as of the end of the immediately preceding Due Period (after giving effect to payments of principal made or to be made on the related Distribution Date) and (ii) an amount equal to the positive difference between the Series Minimum Principal Receivables Balance and the Series Investor Interest; provided, however, that any calculation under this paragraph (y) that results in a number less than zero shall be treated as zero; or

         (b) during the Early Accumulation Period and the Amortization Period, an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the Series established hereby for such day minus all accrued but unfunded Class A Monthly Servicing Fees; and

multiplied, in each case, by a fraction the numerator of which shall be the aggregate amount of Principal Receivables in the Trust that are serviced by such Servicer and the denominator of which shall be the aggregate amount of Principal Receivables in the Trust; provided, however, that if any Servicer is unable to make the calculations set forth above on any day, the Required Daily Deposit for such Servicer for such day shall be equal to all the Collections received by such Servicer on such day.

         Notwithstanding the foregoing, (i) upon the occurrence of any circumstance described in Section 10.02(d), (e) or (f) of the Pooling and Servicing Agreement with respect to any Servicer, the Required Daily Deposit for any Series then outstanding shall equal the amount described in paragraph (b) above for such Servicer and (ii) a Servicer may use Collections received by it for its own account prior to the applicable Distribution Date as permitted by Sections 3.03(b) and 4.03(b) of the Pooling and Servicing Agreement.

         "Revolving Period" shall have the meaning set forth in the Series Term Sheet.

         "Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

         "Series Additional Investor Funds," if applicable, shall mean, for any Distribution Date, the Series Additional Funds, if any, that are not applied to payment of the Supplemental Servicing Fee pursuant to Section 14.

         "Series Available Principal Amount" shall mean, for any Distribution Date, if a Group Principal Allocation Event has occurred, for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Liquidation Period or Accumulation Period, as applicable, an amount calculated as follows: For each such Series, seriatim, beginning with the Series with the largest Series Investor Interest for such Distribution Date (and if more than one Series has the same Series Investor Interest on such Distribution Date, beginning with whichever of such Series has the longest time remaining in its Controlled Liquidation Period or Accumulation Period, as applicable (assuming that no Early Accumulation Event or Amortization Event occurs with respect to such Series)), an amount equal to (x) the Group Available Principal Amount less (y) the difference between the Series Required Principal Amount and the amount of such Series' Controlled Liquidation Amount or Controlled Accumulation Amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Section 9(b)(34)). For purposes of calculating the Series Available Principal Amount for each other such Series, the Group Available Principal Amount shall be reduced by the Series Available Principal Amount for the prior Series for which the Series Available Principal Amount was calculated.

         "Series Buffer Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Collections Account" shall have the meaning specified in
Section 8.

         "Series Cut-Off Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Distribution Account" shall have the meaning specified in
Section 8.

         "Series Excess Servicing" shall mean, as of any Distribution Date, the sum of the amounts of Class Excess Servicing for each Class of the Series established hereby, as such amount is modified pursuant to Section 9.

         "Series Excess Spread" shall mean, for any Distribution Date, an amount equal to (a) the sum of Series Finance Charge Collections, Series Yield Collections, Series Additional Investor Funds and any Class Investment Income for any Class of the Series established hereby minus (b) the sum of (i) with respect to each Class, the product of (A) the Class Invested Amount for such Class for such Distribution Date and (B) a fraction, the numerator of which is the Certificate Rate for that Class, and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, (A) if each Interest Payment Date is also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the current Distribution Date or (B) if each Interest Payment Date is not also a Distribution Date, 360 divided by the actual number of days from and including the immediately preceding Interest Calculation Date (or, in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the Interest Calculation Date following the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding the current Distribution Date (if each Interest Payment Date is also a Distribution Date) or the Interest Calculation Date following the current Distribution Date (if each Interest Payment Date is not also a Distribution Date), assuming 30-day months), (ii) the Investor Servicing Fee, (iii) the product of the Series Percentage with respect to the Charged-Off Amount and the Charged-Off Amount, and (iv) the Credit Enhancement Fee, in each case for such Distribution Date.

         "Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class

Finance Charge Collections for each Class for such day or for the related Due Period, as applicable.

         "Series Initial Investor Interest" shall mean the aggregate face amount of Investor Certificates initially authenticated and delivered pursuant to
Section 7, as specified in the Series Term Sheet.

         "Series Interest Funding Account" shall have the meaning specified in
Section 8.

         "Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

         "Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

         "Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any date of determination the sum of (A)
(i) if a Fixed Principal Allocation Event has not occurred, the Series Investor Interest on such date of determination, divided by 0.93, (ii) if a Fixed Principal Allocation Event has occurred but the Fully Funded Date has not occurred, the Series Investor Interest as of the date of the occurrence of the Fixed Principal Allocation Event, divided by 0.93 or (iii) on and after the Fully Funded Date, if any, zero, and (B) (x) the product of (i) the sum of (1) the amount on deposit in the Series Principal Funding Account on such date of determination and (2) for any date of determination during (x) the Early Accumulation Period, if any, the Estimated Principal Distribution Amount for the next Distribution Date and (y) for any date of determination during the Accumulation Period, the amount specified in the Master Servicer's notice of its election to commence the Accumulation Period as the Controlled Accumulation Amount for such Distribution Date, and (ii) a fraction the numerator of which is the Estimated Investment Shortfall and the denominator of which is the Estimated Yield, in each case on such date of determination, divided by (y) 0.93; provided, however, that Greenwood on behalf of the Holder of the Seller Certificate may, upon 30 days' prior notice to the Trustee, the Rating Agencies and the Credit Enhancement Provider, reduce the Series Minimum Principal Receivables Balance by increasing the divisors set forth above, subject to the condition that Greenwood on behalf of the Holder of the Seller Certificate shall have been notified by the Rating Agencies that such reduction would not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding, and provided, further, that the divisors set forth above may not be increased to more than 0.98.

         "Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date or Trust Distribution Date, as applicable, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date or Trust Distribution Date, as applicable.

         "Series Principal Collections" shall mean, with respect to any day or any Distribution Date or Trust Distribution Date, as applicable, the sum of the amount of Class Principal Collections for each Class for such day or for the related Due Period, as applicable.

         "Series Principal Collections Account" shall have the meaning specified in Section 8.

         "Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 8. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of (i) the Class A Certificateholders for the period up to and including the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and (ii) if there is a Subordinate Class with respect to Class A, the Class B Certificateholders for the period beginning immediately after the Class A Expected Final Payment Date or Class A Final Maturity Date, as applicable, and ending on the Class B Expected Final Payment Date or Class B Final Maturity Date, as applicable. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 8 unless the context clearly requires otherwise.

         "Series Required Principal Amount" shall mean, with respect to each Distribution Date, with respect to each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Liquidation Period or Accumulation Period, as applicable, the product of (x) (i) if the related Due Period does not occur in February, 1.25 or (ii) if the related Due Period occurs in February, 1.05, and
(y) the Controlled Liquidation Amount or the Controlled Accumulation Amount, as applicable, for such Series for such Distribution Date.

         "Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

         "Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

         "Series Yield Collections" shall mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

         "Series Yield Factor" shall mean the number identified as such in the Series Term Sheet, as such number may be changed from time to time pursuant to
Section 26.

         "Shared Credit Enhancement" shall mean Credit Enhancement available for the benefit of both the Class A Investor Certificates and the Class B Investor Certificates.

         "Special Payment Date" shall mean each Distribution Date with respect to the Amortization Period and the Distribution Date related to each Class Expected Final Payment Date or Class Final Maturity Date, as applicable.

         "Stated Class B Credit Enhancement Amount" shall mean the "stated amount" with respect to the Credit Enhancement that is available solely for the benefit of the Class B Investor Certificates, as set forth in the Series Term Sheet.

         "Stated Shared Credit Enhancement Amount," if applicable, shall mean the "stated amount" with respect to the shared portion of the Credit Enhancement, as set forth in the Series Term Sheet.

         "Statement Date" shall mean each date designated as such in the Series Term Sheet.

         "Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

         "Subordinate Class" shall mean, with respect to any Class, the Class, if any, identified by the letter of the alphabet next succeeding the letter designating such Class (e.g., the Subordinate Class with respect to Class A is Class B).

         "Subordinate Series" shall mean any Series which is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

         "Supplemental Credit Enhancement Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Supplemental Credit Enhancement Event" shall occur the first time the long-term debt or deposit rating of Greenwood or any Additional Seller is withdrawn or reduced below BBB- by Standard & Poor's.

         "Supplemental Servicing Fee" shall mean, if applicable, with respect to any Distribution Date, an amount equal to the product of the Supplemental Servicing Fee Percentage and the Series Investor Interest on the first day of the Due Period related to such Distribution Date (or in the case of the first Distribution Date for the Series established hereby, the Series Investor Interest on the Series Cut-Off Date).

         "Supplemental Servicing Fee Percentage," if applicable, shall mean the percentage identified as such in the Series Term Sheet.

         "Supplemental Subordinated Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

         "Swap Rate," if applicable, with respect to any Class Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

         "Telerate Page 3750," if applicable, shall mean the display page so designated on the Dow Jones Telerate Service (or such other rate as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Total Available Credit Enhancement Amount" shall mean, with respect to the first Distribution Date, the Stated Class B Credit Enhancement Amount plus, if applicable, the Stated Shared Credit Enhancement Amount, and, on each Distribution Date thereafter, shall mean the Available Class B Credit Enhancement Amount plus, if applicable, the Available Shared Credit

Enhancement Amount, in each case after all adjustments thereto on the immediately preceding Distribution Date, and, in each case, as adjusted pursuant to Section 9 on such Distribution Date.

         "Total Maximum Credit Enhancement Amount" shall have the meaning set forth in the Series Term Sheet.

         "Trust Swap Default," if applicable, shall mean, with respect to a Class that is subject to a Class Currency Swap, the failure of the Trustee, on behalf of the Trust, to deposit into the Currency Swap Dollar Escrow Account on the Distribution Date immediately preceding the Interest Payment Date (or within any applicable grace period specified in the Class Currency Swap) for payment to the Currency Swap Counterparty for such Class a Dollar amount equal to the sum of the Class Modified Required Amounts for such Class for each Distribution Date of the Interest Accrual Period (or any other amounts required to be deposited pursuant to the Series Supplement).

         "United States" or "U.S." shall mean the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

         SECTION 2. Subordination

         (a) Subordination of Certain Classes. If there is a Subordinate Class with respect to Class A, the Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Section 9, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates, but only to the extent of the Available Subordinated Amount.

         (b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Sellers shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.

         SECTION 3. Representations and Warranties of the Sellers . The representations and warranties of the Sellers contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. Each Seller also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Seller, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 4. Representations and Warranties of Greenwood as Master Servicer and Servicer. The representations and warranties of Greenwood as the Master Servicer and as a Servicer contained in Section 3.04 of the Pooling and Servicing Agreement are true on and as of the date hereof. Greenwood as Master Servicer and Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by Greenwood have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of Greenwood, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of Greenwood's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of Greenwood, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 5. Representations and Warranties of Other Servicers. The representations and warranties of each Servicer (other than Greenwood), if any, contained in Section 3.05 of the Pooling and Servicing Agreement are true and correct on and as of the date hereof. Each such Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by such Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of such Servicer, do not and will not conflict with, or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or, to the best of such Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of such Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors' rights generally or by general equity principles.

         SECTION 6. Representations and Warranties of the Trustee. The representations and warranties of the Trustee contained in Section 11.16 of the Pooling and Servicing Agreement are true on and as of the date hereof. The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

         SECTION 7. Authentication of Certificates. Pursuant to the request of the Sellers, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Sellers pursuant to Section 6.06 of the Pooling and Servicing Agreement.

         SECTION 8. Establishment and Administration of Investor Accounts and the Credit Enhancement Account.

         (a) The Series Distribution Account, Series Collections Account and Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, three non-interest bearing segregated demand deposit accounts (the "Series Distribution Account," the "Series Collections Account" and the "Series Principal Collections Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account; provided, however, that all interest and earnings (less investment expenses) on funds on deposit in any such account shall be paid to the Holder of the Seller Certificate in accordance with Section 4.02(c) of the Pooling and Servicing Agreement. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

         (b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, two non-interest bearing segregated trust accounts for the Group of which the Series established hereby is a member (the "Group Finance Charge Collections Reallocation Account" and the "Group Principal Collections Reallocation Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to
Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Group Finance Charge Collections Reallocation Account and the Group Principal Collections Reallocation Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Group Finance Charge Collections Reallocation Account and in the Group Principal Collections Reallocation Account.

         (c) The Series Principal Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Series Principal Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to withdraw funds from the Series Principal Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

         Funds on deposit in the Series Principal Funding Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Master Servicer on behalf of the Trustee) at the direction of Greenwood on behalf of the Holder of the Seller Certificate, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date. On or before the occurrence of the first Distribution Date with respect to the Accumulation Period or Controlled Liquidation Period, as applicable (and on or before any subsequent Distribution Date in which the notice previously given is no longer correct or valid), the Master Servicer shall notify the Trustee of the amount of Series Principal Collections to be deposited into the Series Principal Funding Account on such Distribution Date, and Greenwood on behalf of the Holder of the Seller Certificate shall direct the Trustee in writing to invest the funds that will be on deposit in the Series Principal Funding Account on such Distribution Date (including any funds previously invested in Permitted Investments that will be available for reinvestment on such Distribution Date) in Permitted Investments. Greenwood's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, Greenwood on behalf of the Holder of the Seller Certificate shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that Greenwood on behalf of the Holder of the Seller Certificate fails to direct the Trustee to invest or reinvest any funds that are deposited in the Series Principal Funding Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from Greenwood; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         (d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, in the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Series Interest Funding Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Master Servicer hereunder. Any funds on deposit in the Series Interest Funding Account for more than one Business Day shall be invested in Permitted Investments pursuant to Section 4.02(c) of the Pooling and Servicing Agreement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

         (e) The Credit Enhancement Account. If the Credit Enhancement is Funded Credit Enhancement, the Master Servicer, for the benefit of the Certificateholders and the Credit Enhancement Provider, shall establish and maintain or cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Credit Enhancement Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Credit Enhancement Provider. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Credit Enhancement Account and in all proceeds thereof. The Credit Enhancement Account shall be under the sole dominion and control of the Trustee as the administrator of the Credit Enhancement for the benefit of the Certificateholders and the Credit Enhancement Provider; provided, however, the Master Servicer may make Credit Enhancement Drawings pursuant to, and for the purposes set forth in, Section 9. The interest of the Credit Enhancement Provider in the Credit Enhancement Account shall be subordinated to the interests of the Certificateholders to the extent provided herein and in the Credit Enhancement Agreement. The Trustee, at the direction of the Master Servicer, shall (i) on the Series Closing Date, deposit into the Credit Enhancement Account an amount equal to the sum of the Stated Shared Credit Enhancement Amount and the Stated Class B Credit Enhancement Amount (such amounts to be funded by the Credit Enhancement Provider pursuant to the Credit Enhancement Agreement) and (ii) make withdrawals from, and deposits to, the Credit Enhancement Account from time to time in the amounts and for the purposes set forth in this Series Supplement. The Credit Enhancement Provider shall not be entitled to reimbursement from the assets of the Trust for any withdrawals from the Credit Enhancement Account except as specifically provided in this Series Supplement. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Credit Enhancement Account.

         Funds on deposit in the Credit Enhancement Account shall be invested in Permitted Investments by the Trustee as administrator of the Credit Enhancement at the direction of the

Master Servicer, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies and any funds received with respect to the maturity of a Permitted Investment shall be available in sufficient time to allow for any payments to be made to the Investor Certificateholders on such Distribution Date. The Master Servicer's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, the Master Servicer shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that the Master Servicer fails to direct the Trustee to invest or reinvest any funds that are deposited in the Credit Enhancement Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from the Master Servicer; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Credit Enhancement Account shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the Credit Enhancement Account, all investment earnings on such funds shall be deemed not to be available or on deposit. If, on any Distribution Date, after giving effect to all other deposits to and withdrawals from the Credit Enhancement Account as of such Distribution Date, the amount on deposit in the Credit Enhancement Account is greater than the Total Maximum Credit Enhancement Amount, then the excess of the amount on deposit over the Total Maximum Credit Enhancement Amount shall be withdrawn from the Credit Enhancement Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

         Upon the earliest to occur of (i) the termination of the Trust, (ii) the Series Termination Date and (iii) the day on which the Class Invested Amount for each Class of the Series established hereby is paid in full, and after payment of all amounts to be paid on such day from the Credit Enhancement Account to or for the benefit of Investor Certificateholders of the Series established hereby, all amounts remaining on deposit in the Credit Enhancement Account shall be withdrawn from such account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement.

         (f) The Class Foreign Currency Distribution Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class, shall cause to be established and maintained in the name of the Paying Agent, an account outside the United States (the "Class Foreign Currency Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. Pursuant to the authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Class Foreign Currency Distribution Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Class Foreign Currency Distribution Account and in all proceeds thereof and each Paying Agent with respect to such Class (as specified in the Series Term Sheet) shall have the revocable authority to make withdrawals from the Class Foreign Currency Distribution Account. Notwithstanding Section 6.08(b) of the Pooling and Servicing Agreement, the Class Foreign Currency Distribution Account shall not be a segregated trust account and the Principal Paying Agent shall make no certification with respect thereto.

         (g) The Currency Swap Dollar Escrow Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class and the Currency Swap Counterparty, shall cause to be established and maintained in the name of the Trust, with the Escrow Agent identified in the Series Term Sheet, a non-interest bearing escrow account (the "Currency Swap Dollar Escrow Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Currency Swap Dollar Escrow Account and in all proceeds thereof. Any funds on deposit in the Currency Swap Dollar Escrow Account for more than one Business Day shall be invested in Permitted Investments specified in clause (a)(iii) of the definition of Permitted Investments in accordance with the terms of the Escrow Agreement. The Escrow Agent at all times shall maintain accurate records reflecting each transaction in the Currency Swap Dollar Escrow Account. All funds deposited into the Currency Swap Dollar Escrow Account shall be either released by the Escrow Agent to the Currency Swap Counterparty or returned to the Trustee as provided in the Escrow Agreement for conversion into Foreign Currency by the Trustee at the then prevailing exchange rate in New York.

         (h) The Class Currency Swap Termination Account. In the event that any Class is subject to a Class Currency Swap, the Trustee, for the benefit of the Certificateholders of such Class, shall cause to be established and maintained in the name of the Trust, with the corporate trust department of an office or branch of either the Trustee or a Qualified Institution, a non-interest bearing segregated trust account (the "Class Currency Swap Termination Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of such Class. The Trustee, at the direction of the Master Servicer, shall deposit into the Class Currency Swap Termination Account any funds (in Dollars) received by the Trustee from the Currency Swap Counterparty with respect to an Event of Default (as defined in the Class Currency Swap) on the date such funds are received. Pursuant to the authority granted to it pursuant to Section 3.01(b) of the Pooling and Servicing Agreement, the Master

Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Class Foreign Currency Distribution Account for the purpose of carrying out the duties of the Master Servicer hereunder. The Master Servicer at all times shall maintain accurate records reflecting each transaction in the Class Currency Swap Termination Account.

         Funds on deposit in the Class Currency Swap Termination Account shall be invested in Permitted Investments by the Trustee at the direction of the Master Servicer, as set forth below. Any Permitted Investment with a stated maturity shall mature on or prior to the following Distribution Date or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies and any funds received with respect to the maturity of a Permitted Investment shall be available in sufficient time to allow for any payments to be made to the Investor Certificateholders on the applicable Interest Payment Date with respect to such Class. The Master Servicer's notice to the Trustee shall specifically identify each such Permitted Investment (including its principal amount and maturity). In addition, the Master Servicer shall from time to time provide written notice to the Trustee directing the Trustee to reinvest funds representing principal, interest or other investment income received by it with respect to such Permitted Investments (whether upon maturity or otherwise) in additional Permitted Investments. In the event that the Master Servicer fails to direct the Trustee to invest or reinvest any funds that are deposited in the Class Currency Swap Termination Account or that are received by it with respect to Permitted Investments by 2:00 p.m. on the date such funds are available for investment, the Trustee shall use reasonable efforts to invest such funds overnight in securities represented by instruments in bearer or registered form which evidence obligations issued or fully guaranteed, as to timely payment, by the United States of America or any instrumentality or agency thereof when such obligations are backed by the full faith and credit of the United States of America until such time as the Trustee receives the required notice from the Master Servicer; provided, however, that the Trustee shall have no liability for the failure to invest such funds if the Trustee has employed reasonable efforts to make such investment.

         (i) Transfer of Investor Accounts. If at any time any of the Investor Accounts established in Sections 8(a) through 8(e) or 8(h) is not being held by the Trustee and the institution holding such Investor Account ceases to be a Qualified Institution, the Master Servicer shall within 10 Business Days establish a new Investor Account (meeting any conditions specified in this Series Supplement with respect to such Investor Account) with a Qualified Institution and transfer any cash and/or any investments to such new Investor Account.

         SECTION 9. Allocations of Collections

         (a) Deposits to Series Collections Account. On or before each Distribution Date, the Master Servicer shall direct the Trustee in writing to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections for the related Due Period. On or before each Distribution Date, the Class Additional Funds for each Class of the Series established hereby shall also have been deposited into the Series Collections Account pursuant to Section 4.03(e) of the Pooling and Servicing Agreement.

         (b) Deposits During the Revolving Period, Early Accumulation Period, Accumulation Period, Controlled Liquidation Period or Amortization Period, as Applicable. The Master Servicer shall, on or before each Distribution Date during the Revolving Period, the Early Accumulation Period, the Accumulation Period, the Controlled Liquidation Period or any Amortization Period, as applicable, direct the Trustee in writing that funds be paid or deposited in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below; provided, however, that if the Credit Enhancement is not Funded Credit Enhancement, then no amounts (other than any Credit Enhancement Fees or any amounts paid to the Trustee as Administrator of the Credit Enhancement in respect of the Total Available Credit Enhancement Amount) that are measured or determined by reference to Class Excess Servicing for any Class, Series Excess Servicing or the amount on deposit at any time in the Group Finance Charge Collections Reallocation Account shall be paid or deposited if, on the related Drawing Date, the Credit Enhancement Provider is unable to pay its debts as they become due.

             (1) During the Accumulation Period or the Early Accumulation Period, if any, or on the first Distribution Date of the Amortization Period, if applicable, an amount equal to the amount of Class Investment Income for the related Due Period for any Class shall be withdrawn from the Series Principal Funding Account and deposited into the Series Collections Account.

             (2) With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Required Amount and

                 (y)  the sum of (1) Class A Finance Charge Collections,
                      (2) Class A Yield Collections, (3) Class A Investment Income, if applicable, and (4) Class A Additional Funds shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Required Amount exceeds the amount of such deposit shall be the "Class A Required Amount Shortfall."

             (3) With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Required Amount Shortfall and

                 (y) funds, if any, available to pay such Class A Required Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall shall be reduced by the amount of such deposit.

             (4) With respect to Class A, an amount equal to the lesser of

                 (x)  the Class A Cumulative Investor Charged-Off Amount and

                 (y)  Class A Excess Servicing
shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, Series Excess Servicing and the Available Subordinated Amount shall be reduced by the amount of such deposit.

             (5) An amount equal to the lesser of

                 (x) the Class A Cumulative Investor Charged-Off Amount and

                 (y) funds, if any, available to pay such Class A Cumulative
                     Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

             (6) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x) the Class A Required Amount Shortfall,

                 (y) the Available Subordinated Amount, and

                 (z) Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Subordinated Payment shall be increased by, and the Class A Required Amount Shortfall, the Available Subordinated Amount and Class B Available Collections shall be decreased by, the amount of such deposit.

             (7) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                 (x) the Class A Cumulative Investor Charged-Off Amount,

                 (y) the Available Subordinated Amount, and

                 (z) Class B Available Collections

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Subordinated Payment shall be increased by, and the Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and Class B Available Collections shall be reduced by, the amount of such deposit.

             (8) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x) the Class B Required Amount and

                 (y) the positive difference, if any, between

                     (1) the amount of Class B Available Finance Charge
                         Collections, and

                     (2) the Class B Subordinated Payment

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Required Amount exceeds the amount of such deposit shall be the "Class B Required Amount Shortfall."

             (9) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x) the Class B Required Amount Shortfall and

                 (y) funds, if any, available to pay such Class B Required
                     Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall shall be reduced by the amount of such deposit.

             (10) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                  (x) the Class B Cumulative Investor Charged-Off Amount and

                  (y) funds, if any, available to pay such Class B Cumulative
                      Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

             (11) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                  (x) the Class A Required Amount Shortfall,

                  (y) the Available Subordinated Amount, and

                  (z) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Required Amount Shortfall, the Available Subordinated

Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

             (12) If there is a Subordinate Class with respect to Class A, an amount equal to the least of

                  (x) the Class A Cumulative Investor Charged-Off Amount,

                  (y) the Available Subordinated Amount, and

                  (z) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit. If the Class A Cumulative Investor Charged-Off Amount is greater than zero after such reduction, the Class A Cumulative Investor Charged-Off Amount shall be further reduced by an amount equal to the least of

                  (x) the Class A Cumulative Investor Charged-Off Amount,

                  (y) the Available Subordinated Amount, and

                  (z) the Class B Investor Interest.

The Class A Cumulative Investor Charged-Off Amount, the Available Subordinated Amount and the Class B Investor Interest shall each be reduced by such least amount, and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount.

             (13) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                  (x) the Class B Required Amount Shortfall and

                  (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

             (14) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                  (x) the Class B Cumulative Investor Charged-Off Amount and

                  (y) Series Excess Servicing
shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the amount of Series Excess Servicing shall be reduced by the amount of such deposit.

             (15) On each Distribution Date prior to the Fully Funded Date, if any, an amount equal to the lesser of

                  (x) the amount by which the Total Available Credit Enhancement
                      Amount is less than the Total Maximum Credit Enhancement Amount and

                  (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. If there is Shared Credit Enhancement, such deposit shall increase the Available Shared Credit Enhancement Amount until the Available Shared Credit Enhancement Amount equals the Maximum Shared Credit Enhancement Amount. If there is a Subordinate Class with respect to Class A, any remaining portion of such deposit shall increase the Available Class B Credit Enhancement Amount until the Available Class B Credit Enhancement Amount equals the Maximum Class B Credit Enhancement Amount. The Total Available Credit Enhancement Amount shall be increased by, and the amount of Series Excess Servicing shall be decreased by, the amount of such deposit.

             (16) If there is Shared Credit Enhancement, and if the Class A Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                  (x) the Class A Required Amount Shortfall and

                  (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class A Required Amount Shortfall and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

             (17) If there is Shared Credit Enhancement, and if the Class A Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                  (x) the Class A Cumulative Investor Charged-Off Amount and

                  (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

             (18) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                           (x) the Class B Required Amount Shortfall and

                           (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

(19) If there is Shared Credit Enhancement, and if there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                           (x) the Class B Cumulative Investor Charged-Off
                               Amount and

                           (y) the Available Shared Credit Enhancement Amount

and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Shared Credit Enhancement Amount shall be reduced by the amount of such deposit.

             (20) If there is Subordinate Class with respect to Class A, and if the Class B Required Amount Shortfall is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                           (x) the Class B Required Amount Shortfall and

                           (y) the Available Class B Credit Enhancement Amount

and such amount shall be deposited into the Series Distribution Account. The Class B Required Amount Shortfall and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

             (21) If there is a Subordinate Class with respect to Class A, and if the Class B Cumulative Investor Charged-Off Amount is greater than zero, the Master Servicer, on the related Drawing Date, shall make a Credit Enhancement Drawing in an amount equal to the lesser of

                           (x) the Class B Cumulative Investor Charged-Off
                               Amount and

                           (y) the Available Class B Credit Enhancement Amount
and such amount shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount and the Available Class B Credit Enhancement Amount shall be reduced by the amount of such deposit.

             (22) An amount equal to the lesser of

                  (x) the Credit Enhancement Fee and

                  (y) Series Excess Servicing

shall be withdrawn from the Series Collections Account and paid to the Trustee as the administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. The amount of Series Excess Servicing shall be reduced by the amount of such payment.

             (23) The Net Swap Payment, up to the remaining amount of Series Excess Servicing, shall be withdrawn from the Series Collections Account and paid to the Interest Rate Swap Counterparty in accordance with the provisions of the Class Interest Rate Swap.

             (24) An amount equal to the amount of Series Excess Servicing shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

             (25) The allocations set forth in clauses (25)(A) and (25)(B) shall be made, first, with respect to Class A, and then, if there is a Subordinate Class with respect to Class A, the allocations set forth in clauses (25)(A) and
(25)(B) shall be made with respect to Class B, to the extent that funds are available pursuant to this clause (25):

             (A) An amount equal to the lesser of

                 (x) the Class Required Amount Shortfall and

                 (y) the product of

                     (1) a fraction the numerator of which is the Class Required
                         Amount Shortfall and the denominator of which is the sum of the Class Required Amount Shortfalls for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                     (2) the amount on deposit in the Group Finance Charge
                         Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class Required Amount Shortfall shall be reduced by the amount of such deposit. The Available Subordinated Amount shall be increased by the amount of any such deposit that reduces the Class B Required Amount Shortfall.

             (B) An amount equal to the lesser of

                 (x) the Class Cumulative Investor Charged-Off Amount and

                 (y) the product of

                     (1) a fraction the numerator of which is the Class
                         Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the Class Cumulative Investor Charged-Off Amounts for all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

                     (2) the amount on deposit in the Group Finance Charge
                         Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements,

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit. The Available Subordinated Amount shall be increased by the amount of any such deposit that reduces the Class B Cumulative Investor Charged-Off Amount.

             (C) After the allocations set forth in clauses (25)(A) and (25)(B) are made with respect to Class A and Class B, then, if there are one or more Subordinate Classes other than Class B, the allocations set forth in clauses
(25)(A) and (25)(B) shall be made with respect to each other such Class, in alphabetical order, to the extent that funds are available pursuant to this clause (25).

             (26) The allocations set forth in clauses (26)(A) and (26)(B) shall be made, to the extent that funds are available pursuant to this clause (26):

             (A) If there is Shared Credit Enhancement, an amount equal to the lesser of

                 (x) the amount by which the Available Shared Credit Enhancement
                     Amount is less than the Maximum Shared Credit Enhancement Amount and

                 (y) the product of

                     (1) a fraction, the numerator of which is the amount by
                         which the Available Shared Credit Enhancement Amount is less than the Maximum Shared Credit Enhancement Amount and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Shared Credit Enhancement Amount for such Series is less than the Maximum Shared Credit Enhancement Amount for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

                     (2) the amount on deposit in the Group Finance Charge
                         Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements,

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Such deposit shall increase the Available Shared Credit Enhancement Amount.

             (B) If there is a Subordinate Class with respect to Class A, an amount equal to the lesser of

                 (x) the amount by which the Available Class B Credit
                     Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount and

                 (y) the product of

                     (1) a fraction, the numerator of which is the amount by which the Available Class B Credit Enhancement Amount is less than the Maximum Class B Credit Enhancement Amount and the denominator of which is the sum of, for each Series in the Group of which the Series established hereby is a member, the amount by which the Available Class B Credit Enhancement Amount for such Series is less than the Maximum Class B Credit Enhancement Amount for such Series (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

                     (2) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other Series pursuant to a comparable clause in the applicable Series Supplements, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Each of the Available Class B Credit Enhancement Amount and the Available Subordinated Amount shall be increased by the amount of such deposit.

             (27) After all allocations from the Group Finance Charge Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, an amount equal to the product of
(x) a fraction the numerator of which shall be the Series Investor Interest and the denominator of which shall be the sum of the Series Investor Interests for each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) and (y) the amount remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Amounts remaining on deposit in the Group Finance Charge Collections Reallocation Account shall be withdrawn from such account and allocated pursuant to the provisions of the Series Supplements for each other Series that is a member of the same Group as the Series established hereby.

             (28) Any amounts remaining on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

             (29) The Net Swap Receipt, to the extent paid to the Trustee by the Interest Rate Swap Counterparty pursuant to the Class Interest Rate Swap, shall be deposited in the Series Collections Account.

             (30) Any amount remaining on deposit in the Series Collections Account will be withdrawn from the Series Collections Account and paid to the Holder of the Seller Certificate.

             (31) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

                  (x) the Principal Distribution Amount and

                  (y) the amount on deposit in the Series Principal Collections
                      Account
shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account. The amount by which the Principal Distribution Amount exceeds the amount of such deposit shall be the "Principal Distribution Amount Shortfall."

             (32) Unless the Distribution Date is a Distribution Date in the Revolving Period, the lesser of

                  (x) the Principal Distribution Amount Shortfall and

                  (y) funds, if any, available to pay such Principal
                      Distribution Amount Shortfall from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

             (33) Any amounts remaining on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and be deposited into the Group Principal Collections Reallocation Account.

             (34) During the Accumulation Period or the Controlled Liquidation Period, as applicable, the allocation set forth below shall be made with respect to each Class, beginning with Class A and continuing, seriatim, for each Class, to the extent that funds are available pursuant to this clause (34):

         An amount equal to the lesser of

             (x) the portion of the Principal Distribution Amount Shortfall that is allocable to such Class and

             (y) the product of

                 (1) a fraction the numerator of which is the portion of
                     the Principal Distribution Amount Shortfall that is allocable to such Class and the denominator of which is the sum of the portions of the Principal Distribution Amount Shortfalls allocable to all Classes designated by the same letter of the alphabet of all Series in the Group to which the Series established hereby belongs that are in their Accumulation Periods or Controlled Liquidation Periods, as applicable (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (34)) and

              (2) the amount on deposit in the Group Principal Collections Reallocation Account before any withdrawals therefrom with respect to any other Series shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Series Principal Funding Account. The Principal Distribution Amount Shortfall shall be reduced by the amount of such deposit.

          (35) After all allocations from the Group Principal Collections Reallocation Account to be made pursuant to any other Series Supplement for any Series that is a member of the same Group of which the Series established hereby is a member have been made, the amount remaining on deposit in the Group Principal Collections Reallocation Account shall be withdrawn from the Group Principal Collections Reallocation Account and deposited into the Collections Account.

          (36) After all other allocations have been provided for with respect to each Series then outstanding (whether or not such Series is a member of the same Group as the Series established hereby), the lesser of

          (x) the amount of the Seller Interest and

          (y) the amount on deposit in the Collections Account

shall be paid to the Holder of the Seller Certificate. If, after such payment, any amounts remain on deposit in the Collections Account, such amounts shall remain in the Collections Account for allocation as Principal Collections on the next Trust Distribution Date.

          SECTION 10. Payments.

          (a) Payments.

              (1) On each Distribution Date related to a Due Period in the Accumulation Period or the Early Accumulation Period, and on the first Distribution Date of the Amortization Period, the Master Servicer shall direct the Trustee in writing to withdraw the amount of Excess Income, if any, on deposit in the Series Principal Funding Account from the Series Principal Funding Account and pay such amount to the Holder of the Seller Certificate.

              (2) On each Distribution Date, after giving effect to payments made pursuant to Section 9 and the calculation of Investor Losses and adjustment of the Class Investor Interest and Class Invested Amount with respect to each Class pursuant to Section 13, the Master Servicer shall direct the Trustee in writing to withdraw and cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders, seriatim, with respect to each Class, beginning with Class A, until such payments have been made with respect to each Class, as set forth below:

              (A) First, an amount equal to the lesser of

                  (x)  the Class Modified Required Amount and

                  (y)  the amount on deposit in the Series Distribution Account.

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The amount by which the Class Modified Required Amount exceeds the amount so deposited into the Series Interest Funding Account shall be the Class Monthly Deficiency Amount with respect to such Distribution Date.

              (B) Second, an amount equal to the lesser of

                  (x) the sum of the Class Monthly Servicing Fee for such
                      Distribution Date and all accrued but unpaid Class Monthly Servicing Fees from prior months and

                  (y) the amount deposited into the Series Distribution Account with respect to such Class on such Distribution Date pursuant to Section 9 less the amount deposited into the Series Interest Funding Account with respect to such Class pursuant to clause (A) above shall be withdrawn from the Series Distribution Account and paid to the Master Servicer.

              (3) On each Interest Payment Date (or, if such Interest Payment Date is not also a Distribution Date, on the Distribution Date occurring in the same calendar month as each Interest Payment Date), the Master Servicer shall direct the Trustee in writing to deposit into the Series Interest Funding Account any Class Interest Rate Cap Payment made by any Interest Rate Cap Provider for any Class or Subclass pursuant to the Class Interest Rate Cap for such Class or Subclass.

              (4) On each Interest Payment Date (or, if such Interest Payment Date is not also a Distribution Date, on the Distribution Date occurring in the same calendar month as each Interest Payment Date), after giving effect to the payments described above on such day, the Master Servicer shall direct the Trustee in writing to withdraw the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date. Such amount shall be paid, or converted into Foreign Currency, as follows:

              (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount on each Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

              (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

              (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period relating to such Interest Payment Date. The positive difference, if any, between (i) the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period and (ii) the amount of Foreign Currency so obtained, shall be the "Class Foreign Currency Interest Shortfall."

Any amounts withdrawn from the Series Interest Funding Account pursuant to this clause (4) and not paid or converted into Foreign Currency shall be redeposited into the Series Interest Funding Account and shall be deemed, on the next Interest Payment Date, to be amounts deposited since the preceding Interest Payment Date.

              (5) The Master Servicer shall direct the Trustee in writing to withdraw from the Class Currency Swap Termination Account and convert into Foreign Currency at the then prevailing spot exchange rate in New York the lesser of

                           (x) the amount of dollars that, when converted into Foreign Currency, will equal the Class Foreign Currency Interest Shortfall and

                           (y) the amount on deposit in the Class Currency Swap Termination Account.

              (6) On each Foreign Business Day immediately preceding each Interest Payment Date with respect to any Class or Subclass that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to the sum of the Class Foreign Currency Modified Required Amounts for each Distribution Date of the Interest Accrual Period relating to such Interest Payment Date, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars pursuant to Sections 10(a)(4) and 10(a)(5) (x) on deposit in the Series Interest Funding Account and
(y) on deposit in the Class Currency Swap Termination Account (up to the amount necessary to obtain the Class Foreign Currency Interest Shortfall) into Foreign Currency at the then prevailing spot exchange rate in New York and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this Section 10.

              (7) On each Principal Payment Date (or, if such Principal Payment Date is not also a Distribution Date, on each Distribution Date occurring in the same calendar month as each

Principal Payment Date), after giving effect to the payments described above on such day, an amount equal to the lesser of

                      (x)   the Controlled Liquidation Amount and

                      (y) the amount deposited into the Series Principal Funding Account on any Distribution Date pursuant to Section 9 shall be withdrawn from the Series Principal Funding Account. Such amount shall be paid or converted into Foreign Currency as follows:

                      (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

                      (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Principal Payment Date or Special Payment Date, as applicable.

Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date; provided, however, that on the Fully Funded Date, if any, the Class B Invested Amount shall be withdrawn from the Series Principal Funding Account and paid to the Class B Investor Certificateholders. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (7) in excess of the Class Invested Amount for such Class, nor shall any amounts be paid in excess of the Class Foreign Currency Invested Amount, if applicable. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate. Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (7) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

              (8) On each Special Payment Date during the Amortization Period, after giving effect to the payments described above on such day, an amount equal to the lesser of

                  (x) the Principal Distribution Amount and

                  (y) the amount deposited into the Series Principal Funding
                      Account on such Special Payment Date pursuant to Section 9 shall be withdrawn from the Series Principal Funding Account. Such amount shall be paid or converted into Foreign Currency as follows:

                  (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

                  (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                  (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Principal Payment Date or Special Payment Date, as applicable.

Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (8) in excess of the Class Invested Amount for such Class, nor shall any amounts be paid in excess of the Class Foreign Currency Invested Amount, if applicable. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate. Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (8) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

              (9) On the first Distribution Date of the Amortization Period, if any, after giving effect to the payments and withdrawals and conversions described above on such day, an amount equal to the lesser of

                  (x) the Series Invested Amount and

                  (y) the amount on deposit in the Series Principal Funding
                      Account

shall be withdrawn from the Series Principal Funding Account. Such amount shall be paid or converted into Foreign Currency as follows:

                  (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

                  (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                  (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Special Payment Date.

Except as set forth in the following sentence, all such amounts shall be paid to or with respect to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; and, thereafter, if there is a Subordinate Class with respect to Class A, such amounts shall be paid to or with respect to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (9) in excess of the Class Invested Amount for such Class, nor shall any amounts be paid in excess of the Class Foreign Currency Invested Amount, if applicable. Any amounts remaining on deposit in the Series Principal Funding Account after the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for each Class has been reduced to zero shall be paid to the Holder of the Seller Certificate. Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (9) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

              (10) On each Special Payment Date, after giving effect to the payments, withdrawals and conversions described above on such day, the Master Servicer shall direct the

Trustee in writing to withdraw from the Class Currency Swap Termination Account and convert into Foreign Currency at the then prevailing spot exchange rate in New York, an amount equal to the lesser of

                    (x) the amount of dollars that, when converted into Foreign Currency, will equal the positive difference, if any, between (i) the product of (A) the amounts withdrawn from the Series Principal Funding Account with respect to any Class that is subject to a Class Currency Swap and (B) the Currency Swap Exchange Rate and (ii) the amount of Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account into Foreign Currency at the then prevailing spot exchange rate in New York and

                    (y) the amount on deposit in the Class Currency Swap Termination Account.

Any amount remaining on deposit in the Class Currency Swap Termination Account following the earliest of (1) the payment in full of the Class Foreign Currency Invested Amount, (2) the payment in full of the Series Invested Amount or (3) the Series Termination Date, shall be withdrawn from the Class Currency Swap Termination Account and paid to the Holder of the Seller Certificate.

          (11) With respect to any Class or Subclass that is subject to a Class Currency Swap, on each Principal Payment Date or on the Foreign Business Day following each Special Payment Date, if applicable, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to the Class Foreign Currency Invested Amount, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account and the Class Currency Swap Termination Account into Foreign Currency at the then prevailing spot exchange rate in New York pursuant to Section 10(a)(10) and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this
Section 10.

          (12) On the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable (or, if such Class Expected Final Payment Date or Class Final Maturity Date is not also a Distribution Date, on the Distribution Date occurring in the same calendar month as the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable), the Master Servicer shall direct the Trustee in writing to withdraw the amount on deposit in the Series Principal Funding Account with respect to each Class; provided that (i) such amount shall be no greater than the Class Invested Amount and (ii) funds, if any, remaining on deposit in the Series Principal Funding Account after the payment in full of the Class Invested Amount with respect to each Class shall be withdrawn and paid to the Holder of the Seller Certificate. Such amount shall be paid or converted into Foreign Currency as follows:

                    (a) With respect to any Class or Subclass that is not subject to a Class Currency Swap, the Master Servicer shall cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement;

                    (b) With respect to any Class or Subclass that is subject to a Class Currency Swap, assuming no Currency Swap Termination has occurred, the Master Servicer shall direct the Trustee in writing to deposit such amount into the Currency Swap Dollar Escrow Account; and

                    (c) With respect to any Class or Subclass that is subject to a Class Currency Swap, and following a Currency Swap Termination, the Master Servicer shall direct the Trustee in writing to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York; provided, however, that the Trustee shall not convert any dollars into Foreign Currency in excess of the amount of dollars that, when so converted, would equal the Class Foreign Currency Invested Amount on such Class Expected Final Payment Date or Class Final Maturity Date, if applicable.

Any amounts withdrawn from the Series Principal Funding Account pursuant to this clause (12) and not paid or converted into Foreign Currency shall be paid to the Holder of the Seller Certificate.

          (13) With respect to any Class or Subclass that is subject to a Class Currency Swap, on the Foreign Business Day immediately preceding the Class Expected Final Payment Date or the Class Final Maturity Date, if applicable, the Master Servicer shall direct the Trustee in writing (i) to deposit into the Class Foreign Currency Distribution Account all amounts received from the Currency Swap Counterparty with respect to Class Foreign Currency Invested Amount, (ii) to deposit into the Class Foreign Currency Distribution Account all Foreign Currency obtained by the Trustee by converting dollars on deposit in the Series Principal Funding Account into Foreign Currency at the then prevailing spot exchange rate in New York pursuant to Section 10(a)(12) and (iii) to cause the Paying Agent to pay such amount to the Investor Certificateholders of such Class in accordance with subsection (c) of this Section 10.

          (b) Payments to the Sellers and/or the Master Servicer. Notwithstanding the other provisions in Section 9 and this Section 10, any amounts payable to Greenwood on behalf of the Holder of the Seller Certificate or to the Master Servicer on any Distribution Date pursuant to Section 9 and this Section 10 may be paid prior to such Distribution Date pursuant to Section 4.03(d) of the Pooling and Servicing Agreement.

          (c) Payments to Holders of Investor Certificates in Bearer Form. On each Payment Date, with respect to any outstanding Class of Investor Certificates issued in bearer form and denominated in a Foreign Currency, the principal and interest on the Bearer Certificates will be payable in Foreign Currency only against surrender of the Bearer Certificates or Coupons, as the case may be, and subject to applicable laws and regulations at the offices of any Paying Agent outside the United States. Payments of principal and interest on the Bearer Certificates will be made by Foreign Currency check or Foreign Currency bank draft drawn on a bank account which, at the Paying Agent's discretion, shall be in Frankfurt or London, or by transfer in same day funds to a Foreign Currency account maintained by the payee, subject in each case to all applicable laws and regulations. To the extent necessary under the tax laws of the United States, or any official application or interpretation of the tax laws of the United States or its possessions, no such bank draft shall be mailed by any of the Paying Agents to any address in the United States or its possessions and no transfer of funds shall be made to an account maintained by the payee in the United States or its possessions. Payments of principal and interest on the Permanent Global Certificate, if any, will be made in immediately available funds by wire transfer to such account as the Foreign Depository with respect to such Permanent Global Certificate shall direct in writing; provided, however, that in no event shall any payments be made to an account maintained by the payee in the United States or its possessions. The Trustee will, so long as any of the Bearer Certificates remain outstanding, maintain a paying agency in a city outside of the United States which is recognized as an international financial center (and at least one of which is located in each city in which a paying agency must be maintained pursuant to the requirements of the exchange(s) on which the Bearer Certificates are listed). Notice of any termination of appointment and of any changes in the specified offices of any Paying Agent will be given to the Holders of Bearer Certificates in accordance with Section 19 hereof.

          Upon the date fixed for the final payment of any Bearer Certificates, if funds for the payment of the Bearer Certificates and Coupons (if any) shall have been available at the offices of the Paying Agents, except as otherwise provided in this paragraph, unmatured Coupons (if any) relating to such Bearer Certificates (whether or not attached) shall become void and no payment made in respect thereof and the only right of such Holders of Bearer Certificates shall be to receive payment of the principal thereof together with accrued interest to the payment date as provided herein.

          SECTION 11. Credit Enhancement

          (a) Initial Credit Enhancement. The Master Servicer hereby represents with respect to the Initial Credit Enhancement and shall be deemed to represent with respect to any successor Credit Enhancement that (i) the Master Servicer has provided for the Credit Enhancement for the account of the Trustee and for the benefit of the Investor Certificateholders, (ii) the Master Servicer has entered into a Credit Enhancement Agreement, (iii) the Credit Enhancement permits the Trustee or the Master Servicer, acting as the Trustee's attorney-in-fact or otherwise, to make Credit Enhancement Drawings from time to time in an amount up to the Total Available Credit Enhancement Amount at such time, for the purposes set forth in this Agreement and (iv) the Credit Enhancement and the respective Credit Enhancement Agreement may be terminated by the Trustee without penalty if (x) the Master Servicer elects to obtain a successor Credit Enhancement and such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election or (y) if the Credit Enhancement is not Funded Credit Enhancement, the Credit Enhancement Provider ceases to be a Qualified Credit Enhancement Provider.

          (b) Successor Credit Enhancement.

                    (i) If the Credit Enhancement is not Funded Credit Enhancement and if, at any time, the provider of such Credit Enhancement ceases to be a Qualified Credit Enhancement Provider, the Master Servicer shall obtain a successor Credit Enhancement within 30 days or such longer period as will not result in the lowering or withdrawal of the rating of any Class of any Series then outstanding by the Rating Agencies (a) which, if such successor Credit Enhancement is not to be Funded Credit Enhancement, will be issued by a Qualified Credit Enhancement Provider and (b) with respect to which the representations set forth in Section 11(a) will be satisfied; provided, however, that the Master Servicer shall not be required to continue efforts to obtain a successor Credit Enhancement if the then existing Credit Enhancement Provider again becomes a Qualified Credit Enhancement Provider and remains such; and, provided, further, that unless otherwise agreed to by the Rating Agencies, the Credit Enhancement and Credit Enhancement Agreement will not be terminated and no successor Credit Enhancement Provider shall be selected if the successor Credit Enhancement, the successor Credit Enhancement Agreement, or the selection of such successor Credit Enhancement Provider would cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either Rating Agency from the respective ratings of such Investor Certificates immediately prior to such selection. The Master Servicer, the Trustee and the Sellers shall promptly enter into any such successor Credit Enhancement Agreement, and the Master Servicer shall use its best efforts to secure the signature of any other required party to such agreement.

                    (ii) Regardless of whether the Credit Enhancement is Funded Credit Enhancement, the Master Servicer may elect, at any time, to obtain a successor Credit Enhancement, provided that such successor Credit Enhancement does not cause the ratings of the Investor Certificates of the Series established hereby to be withdrawn or lowered by either of the Rating Agencies from the respective ratings of such Investor Certificates immediately prior to such election.

                    (iii) In any case, subject to the foregoing, any successor Credit Enhancement obtained by the Master Servicer need not consist of the same type of Credit Enhancement as the Initial Credit Enhancement, but may consist of a different type of facility, including, but not limited to, a reserve account, a cash collateral account, an irrevocable standby letter of credit, a surety bond or a combination of any of the above. Upon issuance of, or other provision for, any such successor Credit Enhancement, the Trustee shall terminate the prior Credit Enhancement and Credit Enhancement Agreement.

          (c) Supplemental Credit Enhancement Event. Upon the occurrence of a Supplemental Credit Enhancement Event, Greenwood as Servicer shall, within 60 days of notice from Standard & Poor's of the withdrawal or downgrade (or such longer period as may be agreed to by Standard & Poor's), arrange for the payment of the Supplemental Credit Enhancement Amount, if any, by a Person other than Greenwood (or from Series Excess Servicing) to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement. Both the form and the provider of the Supplemental Credit Enhancement Amount, if any, shall be determined at the time it is to be paid; provided, that the Master Servicer shall have received confirmation from Standard & Poor's that the arrangements with respect to the Supplemental Credit Enhancement Amount, if any, will not result in the rating of the Investor Certificates of the Series established hereby being withdrawn or lowered. In addition to the foregoing, the Master Servicer shall notify Moody's of the occurrence of a Supplemental Credit Enhancement Event as soon as practicable after such occurrence, and shall notify Moody's in advance of its implementation of the form and provider of the Supplemental Credit Enhancement Amount, if any.

        SECTION 12. Alternative Credit Support Election.

        (a) The Sellers may elect to effect a change in the calculation of the Class Percentage with respect to Finance Charge Collections during the Early Accumulation Period or the Amortization Period, as set forth in the definition of "Class Percentage," and increase the Available Class B Credit Enhancement Amount, by making an Alternative Credit Support Election. An Alternative Credit Support Election may be made as follows:

                  (i) at any time during the Revolving Period, Greenwood on behalf of the Holder of the Seller Certificate shall deliver written notice of such Alternative Credit Support Election to the Rating Agencies, the Trustee and the Credit Enhancement Provider;

                  (ii) prior to the last day of the Revolving Period, the Additional Credit Support Amount shall be paid to the Trustee as administrator of the Credit Enhancement for application in accordance with the provisions of the Credit Enhancement Agreement; provided, however, that following an Early Accumulation Event or an Amortization Event, the Additional Credit Support Amount may be paid to the Trustee as administrator of the Credit Enhancement at any time on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs;

                  (iii) prior to the last day of the Revolving Period (or, following an Early Accumulation Event or an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs), the Rating Agencies shall have confirmed that the Alternative Credit Support Election shall not cause a reduction in or withdrawal of the rating of any Class of Investor Certificates of the Series established hereby; and

                  (iv) prior to the last day of the Revolving Period (or, following an Early Accumulation Event or an Amortization Event during the Revolving Period, on or prior to the last day of the Due Period in which the Early Accumulation Event or the Amortization Event occurs), Greenwood on behalf of the Holder of the Seller Certificate shall have delivered to the Rating Agencies written confirmation that the conclusions reached in the legal opinions delivered on the Initial Closing Date regarding the absolute transfer of the Receivables and the security interest of the Trust in the Receivables are not affected by the Alternative Credit Support Election.

        (b) If each of the actions set forth in Section 12(a) above has been taken or satisfied as required, the Alternative Credit Support Election shall become effective on the last day of the Due Period in which the Additional Credit Support Amount has been paid to the Trustee as administrator of the Credit Enhancement (an "Effective Alternative Credit Support Election").

        (c) At any time until the Alternative Credit Support Election becomes effective, such Alternative Credit Support Election may be cancelled upon notice to the Rating Agencies, the Trustee and the Credit Enhancement Provider. Thereafter, the Additional Credit Support Amount, if any, shall be returned by the Trustee as administrator of the Credit Enhancement in accordance with the Credit Enhancement Agreement.

        SECTION 13. Calculation of Investor Losses.

        (a) For each Distribution Date, the Master Servicer shall calculate the Class Investor Charged-Off Amount and the Class Cumulative Investor Charged-Off Amount with respect to each Class, in each case as of the end of the related Due Period.

        (b) If on any Distribution Date, the Class Investor Charged-Off Amount with respect to any Class exceeds the Class Charge-Off Reimbursement Amount with respect to such Class, the Class Investor Interest and the Class Invested Amount for such Class shall each be reduced by the amount of such excess (an "Investor Loss" with respect to such Class).

        (c) On each Distribution Date the Class Investor Interest and the Class Invested Amount for each Class shall be increased by, and the amount of aggregate unreimbursed Investor Losses for each such Class shall be decreased by, the positive difference, if any, between the Class Charge-Off Reimbursement Amount on such Distribution Date and the Class Investor Charged-Off Amount for such Distribution Date; provided, however, that neither the Class Invested Amount nor the Class Investor Interest shall exceed the Class Initial Investor Interest for such Class minus the sum of (x) the aggregate amount of payments of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date, (y) in the case of the Class Investor Interest, the amount on deposit in the Series Principal Funding Account for the benefit of such Class in respect of Collections of Principal Receivables and (z) the aggregate amount of losses, if any, on investments of principal of funds on deposit in the Series Principal Funding Account for the benefit of such Class; and provided, further, that the amount of Investor Losses with respect to any Class shall not be reduced to an amount less than zero.

        SECTION 14. Servicing Compensation. As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.03 of the Pooling and Servicing Agreement, the Master Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of the date on which the Series Investor Interest is reduced to zero and the Series Termination Date. Such monthly servicing fees shall be composed of the Class Monthly Servicing Fees and the Supplemental Servicing Fees, if any. The Class Monthly Servicing Fees shall be paid to the Master Servicer on behalf of each Class on each Distribution Date pursuant to Section 10. The Supplemental Servicing Fee, if any, shall be paid to the Master Servicer on or before each Distribution Date from the Series Additional

Funds for such Distribution Date. In no event shall the Trustee or the Investor Certificateholders be liable for the Supplemental Servicing Fee.

        SECTION 15. Class Interest Rate Caps.

        (a) In the event that the Master Servicer has obtained a Class Interest Rate Cap in favor of the Trustee for the benefit of a Class or Subclass that does not have a fixed or maximum Certificate Rate, the Master Servicer hereby represents that such Class Interest Rate Cap provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with the Class Interest Rate Cap) from the Interest Rate Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate, as applicable, for the related Calculation Period exceeds the Class Cap Rate for the applicable Class or Subclass. Any Class Interest Rate Cap Payment shall be deposited into the Series Interest Funding Account.

        (b) In the event that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency shall allow), then within 30 days after receiving notice of such decline in the creditworthiness of the Interest Rate Cap Provider as determined by either Rating Agency, either (x) the Interest Rate Cap Provider, with the prior confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, will enter into an arrangement the purpose of which shall be to assure performance by the Interest Rate Cap Provider of its obligations under the Class Interest Rate Caps; or (y) the Master Servicer shall at its option either (i) with the prior confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby, cause the Interest Rate Cap Provider to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Interest Rate Cap Provider's performance of its obligations under the Class Interest Rate Caps, or
(ii) provided that Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of Section 15(c) have been obtained, direct the Trustee (A) to provide written notice to the Interest Rate Cap Provider of its intention to terminate the Class Interest Rate Caps within such 30-day period and (B) to terminate the Class Interest Rate Caps within such 30-day period, to request the payment to it of all amounts due to the Trust under the Class Interest Rate Caps through the termination date and to deposit any such amounts so received, on the day of receipt, to the Series Interest Funding Account, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 15(b)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of any Investor Certificates of the Series established hereby (a "Qualified Substitute Cap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agencies then the provisions of this

Section 15(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Master Servicer receives notice of such cessation.

        (c) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 15(b) is being established, the Master Servicer shall use its best efforts to obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements meeting the requirements of this Section 15(c) during the 30-day period referred to in Section 15(b). The Trustee shall not terminate the Class Interest Rate Caps unless, prior to the expiration of the 30-day period referred to in Section 15(b), the Master Servicer delivers to the Trustee (i) Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements,
(ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Interest Rate Cap or Qualified Substitute Cap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements will not adversely affect its rating of the Investor Certificates of the Series established hereby.

        (d) Master Servicer shall notify the Trustee, the Rating Agencies and the Credit Enhancement Provider within five Business Days after obtaining knowledge that the commercial paper or certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by either Rating Agency.

        (e) Notwithstanding the foregoing, the Master Servicer may at any time obtain Replacement Class Interest Rate Caps, provided that the Master Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Interest Rate Caps and (ii) confirmation from the Rating Agencies that the termination of the then current Class Interest Rate Caps and their replacement with such Replacement Class Interest Rate Caps will not adversely affect the rating of the Investor Certificates of the Series established hereby.

        (f) The Trustee hereby appoints the Master Servicer to perform the duties of the calculation agent under the Class Interest Rate Caps and the Master Servicer accepts such appointment.

        SECTION 16. Class Interest Rate Swaps. In the event that the Investor Certificates of any Class are subject to a Class Interest Rate Swap, the Trust will enter into a Class Interest Rate Swap in a form approved by the Master Servicer. Pursuant to the terms of the Class Interest Rate Swap, on each Distribution Date, the Interest Rate Swap Counterparty shall pay to the Trust the Net Swap Receipt or the Trust shall pay to the Interest Rate Swap Counterparty the Net Swap Payment, as applicable. If the Trust does not receive payment from the Interest Rate Swap Counterparty on each Distribution Date (if due), the Trustee, on behalf of the Trust, shall attempt to determine from the Interest Rate Swap Counterparty the reasons therefore and whether such payment is to be made by the Interest Rate Swap Counterparty on such Distribution Date. If the Class Interest Rate Swap has not been terminated and the Trust has not received any payment due from the Interest Rate Swap Counterparty on the related Distribution Date, the Trustee shall notify the Master Servicer of such fact prior to 1:00 p.m. Chicago time on such Distribution Date.

        SECTION 17. Class Currency Swaps.

        (a) In the event that the Investor Certificates of any Class are payable in Foreign Currency, the Trustee will enter into a Class Currency Swap in a form approved by the Master Servicer and the Rating Agencies pursuant to which (A) the Trustee shall be required to make payments to the Currency Swap Counterparty in Dollars and (B) the Trust shall be entitled to receive payments from the Currency Swap Counterparty in such Foreign Currency. On the Distribution Date occurring in the same calendar month as each Payment Date, any payments to be made by the Trustee to the Currency Swap Counterparty under the Class Currency Swap will be deposited in the Currency Swap Dollar Escrow Account. Any payments made by the Currency Swap Counterparty pursuant to the Class Currency Swap (other than payments in connection with the termination thereof or the replacement of the Currency Swap Counterparty, which payments will be made in accordance with the Class Currency Swap) will be deposited in the Class Foreign Currency Distribution Account. In the event that a Counterparty Currency Swap Default shall occur, remaining amounts on deposit in the Currency Swap Dollar Escrow Account (after making any partial payments required by the Class Currency
Swap) shall be released to the Trustee in accordance with the terms of the Escrow Agreement and converted by the Trustee to Foreign Currency at the then prevailing spot exchange rate in New York and deposited in the Class Foreign Currency Distribution Account for payment to the Investor Certificateholders of such Class.

        (b) In the event of a Currency Swap Downgrade Trigger, then within 60 days after receiving notice of such decline in the creditworthiness of the Currency Swap Counterparty as determined by either Rating Agency, the Master Servicer shall at its option, and subject to any applicable provisions of the Class Currency Swap, either (i) with the prior confirmation of the Rating Agencies that such action will not result in a reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet, cause the Currency Swap Counterparty to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Currency Swap Counterparty's performance of its obligations under the Class Currency Swap,
(ii) with the prior confirmation of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet, cause the Currency Swap Counterparty to enter into an arrangement the purpose of which shall be to assure performance by the Currency Swap Counterparty of its obligations under the Class Currency Swap, (iii) provided that a Replacement Class Currency Swap or Qualified Substitute Class Currency Swap Arrangement meeting the requirements of Section 16(c) has been obtained, direct the Trustee (A) to provide written notice to the Currency Swap Counterparty of its intention to terminate the Class Currency Swap within such 60-day period and (B) to terminate the Class Currency Swap within such 60-day period, to request the payment to it of all amounts due to the Trust under the Class Currency Swap through the termination date and to pay or deposit any such amounts as provided in the Class Currency Swap, or (iv) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 16(b)) satisfactory to the Rating Agencies such that the Rating Agencies will not reduce or withdraw the rating of any Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet (a "Qualified Substitute Class Currency Swap Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (i), (ii) or (iv) of this Section 16(b) shall cease to be satisfactory to the Rating Agencies then the provisions of this Section 16(b) shall again be applied and in connection therewith the 60-day period referred to above shall commence on the date the Master Servicer receives notice of such cessation.

        (c) Unless an alternative arrangement pursuant to clause (i), (ii) or
(iv) of Section 16(b) is being established, the Master Servicer shall use its best efforts (without expenditure of funds unless in its sole discretion it otherwise elects) to obtain Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements meeting the requirements of this
Section 16(c) during the 60-day period referred to in Section 16(b). The Trustee shall not terminate the Class Currency Swap unless, prior to the expiration of the 60-day period referred to in Section 16(b), the Master Servicer delivers to the Trustee (i) Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements, (ii) to the extent applicable, an Opinion of Counsel (which may be Counsel for the Replacement Currency Swap Counterparty or Qualified Substitute Currency Swap Counterparty) as to the due authorization, execution and delivery and validity and enforceability of each such Replacement Class Currency Swap or Qualified Substitute Currency Swap Arrangement, as the case may be, and (iii) confirmation from each Rating Agency that the termination of the Class Currency Swap and its replacement with such Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements will not result in a reduction or withdrawal of the rating of the Investor Certificates of the Series established hereby below the Minimum Investor Certificate Ratings specified in the Series Term Sheet.

        (d) The Master Servicer shall notify the Trustee, the Rating Agencies and the Credit Enhancement Provider within five Business Days after obtaining knowledge that the long-term, unsecured and unguaranteed debt rating of the Currency Swap Counterparty has been withdrawn or reduced by either Rating Agency.

        (e) Notwithstanding the foregoing, the Master Servicer may, subject to the terms of the Class Currency Swap, at any time obtain (without expenditure of funds unless it otherwise so elects), and the Trustee will enter into, a Replacement Class Currency Swap, provided that the Master Servicer delivers to the Trustee (i) an Opinion of Counsel (which may be Counsel for the Replacement Currency Swap Counterparty or Qualified Substitute Class Currency Swap Counterparty) as to the due authorization, execution and delivery and validity and enforceability of such Replacement Class Currency Swap and (ii) confirmation from the Rating Agencies that the termination of the then current Class Currency Swap and its replacement with such Replacement Class Currency Swap will not adversely affect the then-current rating of the Investor Certificates of the Series established hereby.

        SECTION 18. Investor Certificateholders' Monthly Statement. On each Statement Date, a statement substantially in the form of Exhibit B prepared by the Trustee (based on information provided by the Master Servicer) setting forth the information listed thereon shall be available from the Trustee, each Paying Agent and, if applicable, the Listing Agent.

        SECTION 19. Master Servicer's Monthly Certificate. On or before the second Business Day preceding each Statement Date, the Master Servicer shall forward to Greenwood on behalf of the Holder of the Seller Certificate, the Trustee and each Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.

        SECTION 20. Notices. Any notices to holders of Investor Certificates issued in bearer form shall be given as described in the Series Term Sheet.

        SECTION 21. Additional Amortization Events. If any one of the following events shall occur:

        (a) after giving effect to payments and distributions on the Class Expected Final Payment Date or the Class Final Maturity Date, as applicable, with respect to any Class, the Class Invested Amount or the Class Foreign Currency Invested Amount, as applicable, for such Class is not reduced to zero;

        (b) if applicable, following either (i) the withdrawal or reduction of the commercial paper or certificate of deposit rating of any Interest Rate Cap Provider to below the ratings specified in the Series Term Sheet (or, in either case, such lower rating as the applicable Rating Agency has allowed) or (ii) notice from either Rating Agency that any Qualified Substitute Cap Arrangement or any other arrangement established pursuant to Section 15 is no longer satisfactory to such Rating Agency, the Master Servicer shall fail, within the applicable time period specified in Section 15, to (x) obtain Replacement Class Interest Rate Caps or Qualified Substitute Cap Arrangements or (y) cause the Interest Rate Cap Provider to pledge securities as collateral securing the obligations of the Interest Rate Cap Provider or establish any other arrangement as provided in Section 15, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither Rating Agency will reduce or withdraw the ratings of the Investor Certificates of the Series established hereby);

        (c) if applicable, following either (i) a Currency Swap Downgrade Trigger which results (following the expiration of the 60-day period referred to in Section 16) in the withdrawal or reduction of the ratings of the Investor Certificates below the Minimum Investor Certificate Ratings specified in the Series Term Sheet or (ii) notice from either Rating Agency that any Qualified Substitute Currency Swap Arrangement or any other arrangement established pursuant to Section 16 is no longer satisfactory to such Rating Agency, the Master Servicer shall fail, within the applicable time period specified in
Section 16, to (x) obtain Replacement Class Currency Swaps or Qualified Substitute Class Currency Swap Arrangements or (y) cause the Currency Swap Counterparty to pledge securities as collateral securing the obligations of the Currency Swap Counterparty or establish any other arrangement as provided in
Section 16, in each case in a manner satisfactory to the Trustee and the Rating Agencies (such that neither

Rating Agency will reduce or withdraw the ratings of the Investor Certificates below the Minimum Investor Certificate Ratings specified in the Series Term Sheet);

        (d) if applicable, a Currency Swap Termination shall have occurred;

        (e) if the Master Servicer determines that the Trust has or will become obligated to deduct or withhold amounts from payments to be made on the Investor Certificates of a Class that is subject to a Class Currency Swap on the next succeeding Interest Payment Date with respect to such Class, for or on account of any tax, assessment or other governmental charge by the United States or any political subdivision or taxing authority thereof or therein on any amounts due to the Certificateholders of such Class, as a result of any change in, or amendment to, the laws (or any regulations or ruling promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Series Closing Date, provided that such obligation to deduct or withhold cannot be avoided by the use of reasonable measures available to the Trust that, in the good faith opinion of the Master Servicer, will not have either (a) a material adverse impact on the conduct of the business of the Sellers or the Master Servicer or (b) a material adverse effect on the rights or interests of the certificateholders of any Class of any other Series then outstanding; or

        (f) if the Master Servicer determines that payments on the Investor Certificates of a Class that is subject to a Class Currency Swap on the next succeeding Interest Payment Date with respect to such Class made outside the United States by the Trustee, the Master Servicer or any Paying Agent would, under any present or future law or regulation of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Trustee, the Master Servicer, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of an Investor Certificate of such Class who is a Non-U.S. Holder (other than such a requirement (a) which would not be applicable to a payment made by the Trustee, the Master Servicer or by any Paying Agent (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, (b) which can be satisfied by such custodian, nominee or agent certifying that the beneficial owner is a Non-U.S. Holder, provided that, in any case referred to in clauses (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement or (c) which would not be applicable to a payment made by at least one other Paying Agent) or such certification, documentation, information or other reporting requirement cannot be avoided by the use of reasonable measures available to the Trust that, in the good faith opinion of the Master Servicer, will not have either (a) a material adverse effect on the Certificateholders of such Class who are Non-U.S. Holders or on the conduct of the business of the Sellers or the Master Servicer or (b) cause the withdrawal or reduction of the then current ratings on any Class of any other Series then outstanding;

        (g) if the amount of Principal Receivables in the Trust at the end of any Due Period for three consecutive Due Periods of the Early Accumulation Period shall be less than the

Minimum Principal Receivables Balance and Greenwood shall have failed to assign Receivables in Additional Accounts or Participation Interests to the Trust in at least the amount of the deficiency by the tenth day of the calendar month of the following Due Period;

an Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event. If an Amortization Event described in this Section 21 shall occur, this Section 21 constitutes written notice by the Trustee and not less than 51% of the Class Invested Amount of each Class of the Series established hereby to the Master Servicer and the Sellers that such Amortization Event has occurred. No additional notice of any kind, which is hereby waived by the Sellers and the Master Servicer, shall be required as a condition of the occurrence of any Amortization Event described in this Section 21. In addition, the events set forth in Section 22 shall constitute either Early Accumulation Events or additional Amortization Events with respect to the Series established hereby .

        The Master Servicer's determination that an event described in clause
(e) or (f) has occurred will be evidenced by delivery to the Trustee of (i) a certificate setting forth a statement of facts showing that such Amortization Event has occurred or will occur and (ii) an opinion of independent legal counsel to such effect based on such statement of facts. In any such case, the Amortization Event shall be deemed to have occurred on the first Distribution Date following the Master Servicer's determination, without any notice or other action on the part of the Trustee or the Investor Certificateholders.

        SECTION 22. Early Accumulation Events; Additional Amortization Events. If the Series established hereby is eligible to have an Early Accumulation Period, each of the events described in clause (a), (b), (g) or (i) of Section
9.01 of the Pooling and Servicing Agreement shall not be Amortization Events but shall instead be Early Accumulation Events. In addition, for purposes of this Series Supplement, each of the following events shall be (i) Early Accumulation Events, if the Series established hereby is eligible to have an Early Accumulation Period, or (ii) Amortization Events, if the Series established hereby is not eligible to have an Early Accumulation Period:

        (a) on any Distribution Date, the three month rolling average Series Excess Spread is less than the Series Buffer Amount and the three month rolling average Group Excess Spread is less than the Group Buffer Amount;

        (b) if a Supplemental Credit Enhancement Event shall have occurred and Greenwood as Servicer shall have failed to arrange for the Supplemental Credit Enhancement in accordance with the requirements of Section 11(c) hereof (including, without limitation, receipt of the confirmation from Standard & Poor's required thereby).

If any event described in clause (a), (b), (g) or (i) of Section 9.01 of the Pooling and Servicing Agreement occurs, an Early Accumulation Event shall occur with respect to the Investor Certificates of such Class only if the event has a material adverse effect on the Investor Certificateholders of such Class and if, after the applicable grace period described in those clauses, either the Trustee declares or the Investor Certificateholders of such Class evidencing

Fractional Undivided Interests aggregating not less than 51% of the Class Invested Amount for either Class declare by written notice to Greenwood and the Master Servicer (and to the Trustee if given by the Investor Certificateholders) that an Early Accumulation Event has occurred as of the date of the notice. In the case of any event described in clause (a) or (b) of this Section 22, an Early Accumulation Event shall occur with respect to the Investor Certificates of such Class immediately upon the occurrence of the event without any notice or other action on the part of the Trustee or the Investor Certificateholders of such Class. On the date on which an Early Accumulation Event is deemed to have occurred the Early Accumulation Period will commence.

        SECTION 23. Purchase of Investor Certificates and Series Termination.

        (a) If as of any Distribution Date during the Amortization Period (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date) the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial Investor Interest, Greenwood on behalf of the Holder of the Seller Certificate may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on the immediately succeeding Distribution Date, an amount equal to the Series Investor Interest as of the last day of the Due Period related to such immediately succeeding Distribution Date. If any amount deposited pursuant to this Section 23(a) is (i) allocable to the Investor Certificateholders of a Class that is subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing (x) if no Currency Swap Termination has occurred, to withdraw the amount allocable to such Class from the Series Distribution Account and deposit such amount into the Currency Swap Dollar Escrow Account or (y) if a Currency Swap Termination has occurred, to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York, as applicable, and cause such amount to be paid to the Investor Certificateholders of such Class pursuant to Section 10(c) of this Series Supplement or (ii) allocable to the Investor Certificateholders of a Class that is not subject to a Class Currency Swap, the Master Servicer shall direct the Trustee in writing to withdraw the amount allocable to such Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement. If Greenwood on behalf of the Holder of the Seller Certificate elects to purchase Investor Certificates with respect to a Class that is subject to a Class Currency Swap pursuant to this Section 23(a), Greenwood on behalf of the Holder of the Seller Certificate shall give notice to the Investor Certificateholders of such Class not less than 30 days and not more than 45 days prior to such purchase in the manner set forth in Section 19 hereof. All Investor Certificates of the Series established hereby that are purchased by Greenwood on behalf of the Holder of the Seller Certificate pursuant to this Section 23(a) shall be delivered by Greenwood on behalf of the Holder of the Seller Certificate upon such purchase to, and be cancelled by, the Transfer Agent and be disposed of in a manner satisfactory to the Trustee and Greenwood on behalf of the Holder of the Seller Certificate.

        (b) If as of any Distribution Date during the Accumulation Period, the Early Accumulation Period or the Controlled Liquidation Period, as applicable (after giving effect to any payments calculated pursuant to Section 9 made on such Distribution Date), the Series Investor Interest of the Series established hereby is less than or equal to 5% of the Series Initial

Investor Interest (before giving effect to any reduction in the Series Initial Investor Interest pursuant to Section 6.14 of the Pooling and Servicing Agreement), Greenwood on behalf of the Holder of the Seller Certificate may, but shall not be obligated to, purchase the Investor Certificates of the Series established hereby by depositing into the Series Principal Funding Account, on such Distribution Date, an amount equal to such Series Investor Interest. After giving effect to such deposit, such Series Investor Interest shall be reduced to zero, and the Seller Interest shall be increased by the amount of such deposit. If Greenwood on behalf of the Holder of the Seller Certificate elects to purchase Investor Certificates with respect to a Class that is subject to a Class Currency Swap pursuant to this Section 23(b), Greenwood on behalf of the Holder of the Seller Certificate shall give notice to the Investor Certificateholders of such Class not less than 30 days and not more than 45 days prior to such purchase in the manner set forth in Section 19 hereof.

        (c) Following the sale of Receivables pursuant to Section 12.02 of the Pooling and Servicing Agreement, the Master Servicer shall direct the Trustee in writing (i) with respect to Investor Certificateholders of a Class that is subject to a Class Currency Swap (a) if no Currency Swap Termination has occurred, to withdraw the amount allocable to such Class from the Series Distribution Account and deposit such amount into the Currency Swap Dollar Escrow Account or (b) if a Currency Swap Termination has occurred, to convert such amount into Foreign Currency at the then prevailing spot exchange rate in New York, as applicable, and cause such amount to be paid to the Investor Certificateholders of such Class pursuant to Section 10(c) of this Series Supplement or (ii) with respect to Investor Certificateholders of a Class that is not subject to a Class Currency Swap, to withdraw the amount allocable to such Class from the Series Distribution Account and pay such amount to the Investor Certificateholders of such Class pursuant to Section 12.02 of the Pooling and Servicing Agreement.

        SECTION 24. Variable Accumulation Period. If the Series Term Sheet for the Series established hereby so provides, the Master Servicer may elect, by written notice to the Trustee, Greenwood on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider, to delay the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to the conditions set forth in this Section 24 provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date. Any such election by the Master Servicer shall be made no later than the first day of the last scheduled Due Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 24).

        The Master Servicer may make such election only if the following conditions are satisfied: (i) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the delay in the commencement of the Accumulation Period would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date;
(ii) the Rating Agencies shall have advised the Master Servicer and Greenwood on behalf of the Holder of the Seller Certificate that such election to delay the commencement of the Accumulation Period would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn; and (iii) the amount to be deposited in the Series Principal Funding Account in respect of the Accumulation Amount shall have been adjusted.

        SECTION 25. Optional Accumulation Period Commencement. If the Series Term Sheet for the Series established hereby so provides, unless the Amortization Period or the Early Accumulation Period shall have commenced prior thereto, the Master Servicer may elect to commence the Accumulation Period by delivering written notice to the Trustee, Greenwood, on behalf of the Holder of the Seller Certificate and the Credit Enhancement Provider at least 5 Business Days prior to the Accumulation Commencement Date subject to the conditions set forth in this Section 25; provided, however, that the Accumulation Period shall commence no later than the first day of the following Due Period. Such written notice shall set forth the Accumulation Amount for each Distribution Date relating to the Accumulation Period.

        SECTION 26. Series Yield Factor. The Series Yield Factor for the Series established hereby shall initially be the Series Yield Factor set forth in the Series Term Sheet. The Master Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, Greenwood on behalf of the Holder of the Seller Certificate, the Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor or increased to more than a total of 0.05; (ii) the Master Servicer shall have delivered to the Trustee a certificate to the effect that the Master Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause an Amortization Event to occur with respect to any Series then outstanding; and (iii) Standard & Poor's shall have advised the Master Servicer and Greenwood on behalf of the Holder of the Seller Certificate that such change in the Series Yield Factor would not cause the rating of any Class of any Series then outstanding to be lowered or withdrawn. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Master Servicer.

        SECTION 27. Ratification of Pooling and Servicing Agreement. As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

        SECTION 28. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        SECTION 29. Governing Law. This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                                   EXHIBIT A-1



                           FORM OF CLASS A CERTIFICATE

                 [FORM OF THE FACE OF THE CLASS A CERTIFICATES]

        UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.                                                       $
                                                          CUSIP NO. ___________


DISCOVER CARD MASTER TRUST I, SERIES 1999-2
               5.90% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATE


                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER


(NOT AN INTEREST IN OR OBLIGATION OF GREENWOOD TRUST COMPANY AND NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.)

        This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in the Discover Card Master Trust I (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open end credit card accounts for specified Persons (the "Accounts") originated by Greenwood Trust Company, a Delaware banking corporation ("Greenwood"), or an affiliate of Greenwood, and transferred to the Trust by Greenwood or one or more Additional Sellers, all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-306 of the Uniform Commercial Code as in effect in the Applicable State) of such Receivables pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1993, by and between U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Trustee") and Greenwood as Master Servicer,

Servicer and Seller, as amended (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth herein below, and benefits under any Credit Enhancement with respect to any Series of investor certificates issued from time to time pursuant to the Pooling and Servicing Agreement, to the extent applicable. Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

This Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of March 10, 1999 (the "Series Supplement"), by and between the Trustee and Greenwood or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

                                     A-1-2

        IN WITNESS WHEREOF, Greenwood has caused this Class A Certificate to be duly executed and authenticated.

                                         GREENWOOD TRUST COMPANY

                                         By:____________________________________

                                     A-1-3

                [FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]


         It is the intent of the Sellers and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness of the Sellers. The Sellers and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Sellers secured by the Receivables and other assets held in the Trust.

         To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

        This Class A Certificate is one of a series of Certificates entitled "Discover Card Master Trust I, Series 1999-2 5.90% Class A Credit Card Pass-Through Certificates" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Discover Card Master Trust I, Series 1999-2 or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Discover Card Master Trust I, Series 1999-2 6.10% Class B Credit Card Pass-Through Certificates" (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are collectively referred to herein as the Investor Certificates.
        The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates and any interest thereon. The Class Initial Investor Interest of the Class A Certificates is $500,000,000. The Class A Invested Amount on any Distribution Date will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments in funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other Series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

         During the Revolving Period, which begins on the Series Cut-Off Date, and during the Accumulation Period, Certificate Interest will be distributed on the 15th day of each April and





                                     A-1-4

October with respect to interest accrued during the preceding Interest Accrual Period, commencing October 1999, or if such 15th day is not a Business Day, on the next succeeding Business Day (an "Interest Payment Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Interest Payment Date. Principal on the Class A Certificates is scheduled to be paid in a single payment on the Distribution Date in April 2002 (the "Class A Expected Final Payment Date"), but may be paid sooner or later and in installments if an Amortization Event occurs. During the Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Master Servicer will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Amortization Period. In any event, the final payment of principal of either class will be made no later than the first Business Day following the Distribution Date in October 2004 (the "Series Termination Date").

        The amount to be distributed on each Principal Payment Date to the holder of this Class A Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Initial Investor Interest evidenced by this Class A Certificate and the denominator of which is the Class A Initial Investor Interest and (b) the aggregate of all payments to be made to the Class A Certificateholders on such Distribution Date. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon, except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

         This Class A Certificate does not represent an obligation of, or an interest in, the Master Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Master Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Master Servicer, the Sellers and the Trustee in certain cases (some of which require confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates); provided, however, that no such amendment shall (a) have a material adverse effect on any Class of Investor Certificateholders by reducing in any manner the amount of, or delaying the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or
(b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each



                                     A-1-5

Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class A Certificateholder shall be conclusive and binding on such Class A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

         The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Master Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Master Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.



                                     A-1-6

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

                                    U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                    By:____________________________________
                                       Authorized Officer


                                     A-1-7

                                   EXHIBIT A-2

                           FORM OF CLASS B CERTIFICATE

                 [FORM OF THE FACE OF THE CLASS B CERTIFICATES]

        UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.                                                            $
                                                             CUSIP NO. _________

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE MASTER SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

DISCOVER CARD MASTER TRUST I, SERIES 1999-2
               6.10% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATE

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

(NOT AN INTEREST IN OR OBLIGATION OF GREENWOOD TRUST COMPANY AND NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.)

        THIS INVESTOR CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN (AS DEFINED BELOW).

        This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a Fractional Undivided Interest in the Discover Card Master Trust I (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open end credit card accounts for specified Persons (the "Accounts") originated by Greenwood Trust Company, a Delaware banking corporation ("Greenwood"), or an affiliate of Greenwood, and transferred to the Trust by

Greenwood or one or more Additional Sellers, all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-306 of the Uniform Commercial Code as in effect in the Applicable State) of such Receivables pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1993, by and between U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Trustee") and Greenwood as Master Servicer, Servicer and Seller, as amended (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth herein below, and benefits under any Credit Enhancement with respect to any Series of investor certificates issued from time to time pursuant to the Pooling and Servicing Agreement, to the extent applicable. Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

This Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of March 10, 1999 (the "Series Supplement"), by and between the Trustee and Greenwood or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.


                                     A-2-2

        IN WITNESS WHEREOF, Greenwood has caused this Class B Certificate to be duly executed and authenticated.

                                           GREENWOOD TRUST COMPANY



                                           By:________________________________





                                     A-2-3

                [FORM OF THE REVERSE OF THE CLASS B CERTIFICATES]


        It is the intent of the Sellers and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness of the Sellers. The Sellers and the Class B Certificateholder, by the acceptance of this Class B Certificate, agree to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Sellers secured by the Receivables and other assets held in the Trust.

        To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

        This Class B Certificate is one of a series of Certificates entitled "Discover Card Master Trust I, Series 1999-2 6.10% Class B Credit Card Pass-Through Certificates" (the "Class B Certificates"), each of which represents a Fractional Undivided Interest in the Trust including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Discover Card Master Trust I, Series 1999-2 or paid to the Class B Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Discover Card Master Trust I, Series 1999-2 5.90% Class A Credit Card Pass-Through Certificates" (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are collectively referred to herein as the Investor Certificates.
        The aggregate interest represented by the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class Investor Interest of the Class B Certificates at such time, plus accrued but unpaid Certificate Interest for the Class B Certificates and any interest thereon. The Class B Certificateholders are also entitled to the benefit of the Credit Enhancement, to the extent provided in the Series Supplement. The Class Initial Investor Interest of the Class B Certificates is $26,316,000. The Class B Invested Amount on any Distribution Date will be an amount equal to the Class B Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments in funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other Series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of investor certificates, which will represent Fractional Undivided Interests in the Trust.



                                     A-2-4

        During the Revolving Period, which begins on the Series Cut-Off Date, and during the Accumulation Period, Certificate Interest will be distributed on the 15th day of each April and October with respect to interest accrued during the preceding Interest Accrual Period, commencing in October 1999, or if such 15th day is not a Business Day, on the next succeeding Business Day, and on the Class B Expected Final Payment Date (each, an "Interest Payment Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Interest Payment Date. Principal on the Class B Certificates is scheduled to be paid in a single payment on the Distribution Date in May 2002 (the "Class B Expected Final Payment Date"), but may be paid sooner or later or in installments under certain circumstances. During the Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Master Servicer will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Amortization Period; provided, however, that no Certificate Principal will be distributed to the Class B Certificateholders until the Class A Investor Interest has been reduced to zero. The rights of the Class B Certificateholders to receive the distributions to which they would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders and the Master Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal of either Class will be made no later than the first Business Day following the Distribution Date in October 2004 (the "Series Termination Date").

         The amount to be distributed on each Distribution Date to the holder of this Class B Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class B Initial Investor Interest evidenced by this Class B Certificate and the denominator of which is the Class B Initial Investor Interest and (b) the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Class B Certificate or the making of any notation thereon, except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

         This Class B Certificate does not represent an obligation of, or an interest in, the Master Servicer. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Master Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Master Servicer, the Sellers and the Trustee in certain cases (some of which require confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor





                                     A-2-5

Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with confirmation from the Rating Agencies that such amendment will not result in the downgrading or withdrawal of the rating assigned to the Investor Certificates); provided, however, that no such amendment shall (a) have a material adverse effect on any Class of Investor Certificateholders by reducing in any manner the amount of, or delaying the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class B Certificateholder shall be conclusive and binding on such Class B Certificateholder and upon all future Holders of this Class B Certificate and of any Class B Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class B Certificate.

        The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

        The transfer of this Investor Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Investor Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and not excepted under Section 4975(g). Any Holder of this Investor Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not
(i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(l) of the Code, and not excepted under Section 4975(g), or (iii) an entity using assets to purchase such Certificates which constitute plan assets by reason of a plan's investment in such Holder.

        As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Master Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Master Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be







                                     A-2-6
affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.



                                     A-2-7

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


        This is one of the Class B Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Trustee



                                       By:____________________________________
                                          Authorized Officer



                                     A-2-8

                                    Exhibit B


             Form of Investor Certificateholders' Monthly Statement


                          Discover Card Master Trust I


Series 1999-2 Monthly Statement
Trust Distribution Date:  __________ __, ____             Due Period Ending: __________ __, ____


Pursuant to the Series Supplement dated as of March 10, 1999 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below.

1. Payments for the benefit of Series Investors this Due Period (per $1,000 of
   ----------------------------------------------------------------------------
   Class Initial Investor Interest)
   --------------------------------

                                           Total                             Interest                 Principal
         Series 1999-2
            Class A                         $____________              $____________             $____________


            Class B                         $____________              $____________             $____________


2. Principal Receivables at the end of the Due Period
   --------------------------------------------------


         (a)      Aggregate Investor Interest                                                    $____________

                  Seller Interest                                                                $____________

                  TOTAL MASTER TRUST                                                             $____________

         (b)      Group One Investor Interest                                                    $____________

         (c)      Group Two Investor Interest                                                    $____________

         (d)      Series 1999-2  Series Investor Interest                                        $____________

         (e)      Class A Investor Interest                                                      $____________

                  Class B Investor Interest                                                      $____________

3. Allocation of Receivables Collected During the Due Period
   ---------------------------------------------------------
                                                              Finance Charge    Principal        Yield           Additional
                                                              Collections       Collections      Collections     Funds

         (a)      Allocation of Collections between
                  Investors and Seller

                  Aggregate Investor Allocation               $____________     $___________         N/A           N/A

                  Seller Allocation                           $____________     $___________         N/A           N/A

         (b)      Group One Allocation                        $____________     $___________         N/A           N/A

         (c)      Group Two Allocation                        $____________     $___________         N/A           N/A

         (d)      Series 1999-2 Allocations                   $____________     $___________         N/A           N/A

         (e)      Class A Allocations                         $____________     $___________         N/A           N/A

                  Class B Allocations                         $____________     $___________         N/A           N/A


4. Information Concerning the Series Principal Funding Accounts ("SPFA")
   ---------------------------------------------------------------------



                       Deposits into the SPFAs       Deficit Amount
                          This Due Period            This Due Period            Total Deposits   Investment Income


         Series 1999-2     $________                     $______                    $________        $_________

5. Information Concerning Amount of Controlled Liquidation Payments
   ----------------------------------------------------------------


                                 Amount Paid This Due     Deficit Amount This Due   Total Payments Through
                                        Period                    Period                The Due Period
         Series 1999-2
         Class A                         N/A                        N/A                       N/A

         Class B                         N/A                        N/A                       N/A



6.  Information Concerning the Series Interest Funding Accounts ("SIFA")
    --------------------------------------------------------------------


                                                     Deposits into the SIFA
                                                          This Due Period                        SIFA Balance


         Series 1999-2                                       $_________                             $________
7.       Pool Factors

                                                     This Due Period

         Class A                                       $_________


         Class B                                       $_________


8.  Investor Charged-Off Amount
    ---------------------------

                                                     This Due Period            Cumulative Investor
                                                                                Charged-Off Amount


         (a)      Group One                            $_________                 $_________

         (b)      Group Two                            $_________                 $_________

         (c)      Series 1999-2                        $_________                 $_________

         (d)      Class A                              $_________                 $_________

                  Class B                              $_________                 $_________


9. Investor Losses This Due Period
   -------------------------------

                                                     Total                      per $1,000 of Original
                                                                                Invested Principal


         (a)      Group One                            $_________                 $_________

         (b)      Group Two                            $_________                 $_________

         (c)      Series 1999-2                        $_________                 $_________

         (d)      Class A                              $_________                 $_________

                  Class B                              $_________                 $_________


10. Reimbursement of Investor Losses This Due Period
    ------------------------------------------------


                                                     Total                      per $1,000 of Original
                                                                                Invested Principal



         (a)      Group  One                           $_________                 $_________

         (b)      Group Two                            $_________                 $_________

         (c)      Series 1999-2                        $_________                 $_________

         (d)      Class A                              $_________                 $_________

                  Class B                              $_________                 $_________


11. Aggregate Amount of Unreimbursed Investor Losses
    ------------------------------------------------

                                                     Total                      per $1,000 of Original
                                                                                Invested Principal

         (a)      Group One                            $_________                 $_________

         (b)      Group Two                            $_________                 $_________

         (c)      Series 1999-2                        $_________                 $_________

         (d)      Class A                              $_________                 $_________

                  Class B                              $_________                 $_________


12. Investor Monthly Servicing Fee Payable This Due Period
    ------------------------------------------------------

         (a)      Group One                            $_________

         (b)      Group Two                            $_________

         (c)      Series 1999-2                        $_________

         (d)      Class A                              $_________

                  Class B                              $_________

13. Class Available Subordinated Amount at the end of the Due Period
    ----------------------------------------------------------------

                                                                                as a percentage of
                                                     Total                      Class A Invested Amount

         Series 1999-2, Class B                        $____________              ________ %

14. Total Available Credit Enhancement Amounts
    ------------------------------------------


                                                     Shared Amount              Class B Amount

         Maximum Amount                                   N/A                   $__________

         Available Amount                                 N/A                   $__________

         Amount of Drawings on Credit
           Enhancement for this Due Period                N/A                   $__________


15. Delinquency Summary
    -------------------


         End of Due Period Master Trust Receivables Outstanding                         $_________


                                                     Delinquent Amount          Percentage of Ending
         Payment Status                              Ending Balance             Receivables Outstanding


         30 - 59 days                                  $__________________          __________%



         60 - 179 days                                 $__________________          __________%



                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee


                                                 By:___________________________

                                    Exhibit C
                                    ---------

                  Form of Master Servicer's Monthly Certificate

                          Discover Card Master Trust I

Series 1999-2
                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                              --------------------

The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling and Servicing Agreement dated as of October 1, 1993, as amended (the "Pooling and Servicing Agreement"), and the Series Supplement, dated as of March 10, 1999 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, does hereby certify as follows with respect to the Series Supplement for the Discover Card Master Trust I, Series 1999-2 Certificates for the Distribution Date occurring on _______________:

1.       Greenwood is Master Servicer under the Pooling and Servicing
         Agreement.

2.       The undersigned is a Servicing Officer of Greenwood as Master
         Servicer.

3        The aggregate amount of Collections processed during the
         related Due Period is equal to .......................................   $_____

4.       The aggregate amount of Class A Principal Collections processed
         during the related Due Period is equal ...............................   $_____

5.       The aggregate amount of Class A Finance Charge Collections processed
         during the related Due Period is equal to ............................   $_____

6a.      The aggregate amount of Class A Principal Collections recharacterized
         as Series Yield Collections during the related Due Period is equal to.   $_____

6b.      The aggregate amount of Class A Additional Funds for this Distribution
         Date is equal to .....................................................   $_____

7.       The sum of all amounts payable to the Class A Certificate-holders on
         the current Distribution Date Is equal to.............................   $_____

8.       The aggregate amount of Class B Principal Collections processed





         during the related Due Period is equal to.............................   $_____

9.       The aggregate amount of Class B Finance Charge Collections processed
         during the related Due Period is equal to.............................   $_____

10a.     The aggregate amount of Class B Principal Collections recharacterized
         as Series Yield Collections during the related Due Period is..........   $_____

10b.     The aggregate amount of Class B Additional Funds for this Distribution
         Date is equal to .....................................................   $_____

11. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

         (a) with respect to the Class B Required Amount Shortfall is equal to    $_____

         (b) with respect to the Class B Cumulative Investor Charged-Off Amount
             is equal to ......................................................   $_____

         (c) with respect to the Class B Investor Interest is equal to.........   $_____

12.      The sum of all amounts payable to the Class B Certificate-holders on
         the current Distribution Date is equal to.............................   $_____

13. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 19 of the Series Supplement.



        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____ day of ___________,_____.


                                              GREENWOOD TRUST COMPANY,
                                               as Master Servicer

                                              By:_____________________________
                                                 Title: